        As filed with the Securities and Exchange Commission on or about
                                December 23, 2003

                                                File No. 333-88942


                       Securities and Exchange Commission
                             Washington, D. C. 20549

                                 Post-Effective

                                 Amendment No. 1

                                       to

                                    Form S-6


                For Registration under the Securities Act of 1933
               of Securities of Unit Investment Trusts Registered
                                 on Form N-8B-2

               Claymore Securities Defined Portfolios, Series 125

                 Name and executive office address of Depositor:

                            Claymore Securities, Inc.
                              210 North Hale Street
                             Wheaton, Illinois 60187

                 Name and complete address of agent for service:

                             Nicholas Dalmaso, Esq.
                            Claymore Securities, Inc.
                              210 North Hale Street
                             Wheaton, Illinois 60187

     /X/ Check box if it is proposed that this filing will become effective at 2:00 p.m. on December 23, 2003 pursuant to paragraph (b) of Rule 485.

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                     KEMPER TAX-EXEMPT INSURED INCOME TRUST
                                 NATIONAL SERIES

                              KEMPER DEFINED FUNDS
                             INSURED NATIONAL SERIES


                          EVEREN UNIT INVESTMENT TRUSTS
                             INSURED NATIONAL SERIES


                                    PART ONE

                     The date of this Part One is that date
                which is set forth in Part Two of the Prospectus

         Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series and EVEREN Unit Investment Trusts Insured National Series (the "TRUSTS" and each a "TRUST") were formed for the purpose of gaining interest income free from Federal income taxes while conserving capital and diversifying risks by investing in an insured, fixed portfolio consisting of obligations issued by or on behalf of states of the United States or counties, municipalities, authorities or political subdivisions thereof.

         UNITS OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, AND UNITS ARE NOT FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION AND INVOLVE INVESTMENT RISK INCLUDING LOSS OF PRINCIPAL.

         Insurance guaranteeing the scheduled payment of principal and interest on all of the Municipal Bonds in the portfolio listed in Part Two has been obtained from an independent company by either the Trust, the Sponsor or the issuer of the Municipal Bonds involved. Insurance obtained by the Sponsor or a Municipal Bond issuer is effective so long as such Bonds are outstanding. The insurance, in any case, does not relate to the Units offered hereby or to their market value. As a result of such insurance, the Units of the Trust received on the Date of Deposit a rating of "AAA" by Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("STANDARD & POOR'S") or "Aaa" by Moody's Investors Service, Inc. See "Insurance on the Portfolios" and "Description of Municipal Bond Ratings." No representation is made as to any insurer's ability to meet its commitments.

         This Prospectus is in two parts. Read and retain both parts for future reference.

                       SPONSOR: CLAYMORE SECURITIES, INC.

AS WITH ANY INVESTMENT, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY CONTRARY REPRESENTATION IS A CRIMINAL OFFENSE.
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                                TABLE OF CONTENTS

                                                                  PAGE



SUMMARY                                                             3

THE TRUST                                                           5

PORTFOLIOS                                                          6
     Risk Factors                                                   7

INSURANCE ON THE PORTFOLIO                                         14

INTEREST AND ESTIMATED LONG-TERM AND CURRENT RETURNS               21

TAX STATUS OF THE TRUST                                            21

TAX REPORTING AND REALLOCATION                                     25

PUBLIC OFFERING OF UNITS                                           25
     Public Offering Price                                         25
     Accrued Interest                                              28
     Purchased and Daily Accrued Interest                          28
     Accrued Interest                                              29
     Public Distribution of Units                                  29
     Profits of Sponsor                                            30

MARKET FOR UNITS                                                   30

REDEMPTION                                                         31
     Computation of Redemption Price                               32

UNITHOLDERS                                                        33
     Ownership of Units                                            33
     Distributions to Unitholders                                  33
     Statement to Unitholders                                      34
     Rights of Unitholders                                         36

INVESTMENT SUPERVISION                                             36

SPONSOR                                                            38
     The Sponsor                                                   38
     Limitations on Liability                                      38
     Responsibility                                                38
     Resignation                                                   39

TRUSTEE                                                            39
     The Trustee                                                   39
     Limitations on Liability                                      40
     Responsibility                                                40
     Resignation                                                   40

EVALUATOR                                                          41
     The Evaluator                                                 41
     Limitations on Liability                                      41
     Responsibility                                                41
     Resignation                                                   41

AMENDMENT AND TERMINATION                                          41

EXPENSES OF THE TRUST                                              42

LEGAL OPINIONS                                                     44

INDEPENDENT AUDITORS                                               44

DESCRIPTION OF BOND RATINGS                                        44
     Standard & Poor's Rating                                      44
     Moody's Investors Service Rating                              45
     Fitch Ratings                                                 46

Essential Information*
Report of Independent Auditors*
Statement of Assets and Liabilities*
Statement of Operations*
Statement of Changes in Net Assets*
Schedule of Investments*
Notes to Schedules of Investments*
Notes to Financial Statements*

--------
*    INFORMATION ON THESE ITEMS APPEARS IN PART TWO

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                     KEMPER TAX-EXEMPT INSURED INCOME TRUST

                  KEMPER DEFINED FUNDS INSURED NATIONAL SERIES

              EVEREN UNIT INVESTMENT TRUSTS INSURED NATIONAL SERIES

SUMMARY

         THE TRUST. Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series and EVEREN Unit Investment Trusts Insured National Series (the "TRUSTS" and each a "TRUST") are each a unit investment trust consisting of a number of diversified portfolios (the "SERIES"), each portfolio consisting of obligations ("MUNICIPAL BONDS," "SECURITIES" or "BONDS") issued by or on behalf of states of the United States or counties, municipalities, authorities or political subdivisions thereof. Claymore Securities, Inc. is the Sponsor and Evaluator of the Trusts and is successor sponsor and evaluator of all unit investment trusts formerly sponsored by EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc. Claymore Securities, Inc. is also the sponsor and successor sponsor of certain unit investment trusts sponsored by Ranson & Associates, Inc. See "Sponsor." The Bank of New York is the Trustee of the Trusts as successor to Investors Fiduciary Trust Company.

         The objective of each Series of the Trust is tax-exempt income and conservation of capital with diversification of risk through investment in an insured, fixed portfolio of Municipal Bonds. Interest on certain Municipal Bonds in certain of the Trusts will be a preference item for purposes of the alternative minimum tax. Accordingly, such Trusts may be appropriate only for investors who are not subject to the alternative minimum tax. There is, of course, no guarantee that the Trusts' objective will be achieved.

         All of the Municipal Bonds in a Series of the Trust were rated in the category "BBB" or better by Standard & Poor's ("STANDARD & POOR'S") or "Baa" by Moody's Investors Service, Inc. ("MOODY'S") on the date such Series was established (the "DATE OF DEPOSIT"). Ratings of the Municipal Bonds may have changed since the Date of Deposit. See "Description of Municipal Bond Ratings" herein and the "Schedule of Investments" in Part Two.

         The Units, each of which represents a pro rata undivided fractional interest in the Municipal Bonds deposited in the appropriate Series of the Trust, are issued and outstanding Units which have been reacquired by the Sponsor either by purchase of Units tendered to the Trustee for redemption or by purchase in the open market. No offering is being made on behalf of the Trust and any profit or loss realized on the sale of Units will accrue to the Sponsor and/or the firm reselling such Units.

         INSURANCE. Insurance guaranteeing the scheduled payment of principal and interest on all of the Municipal Bonds in the portfolio of each Series of the Trust has been obtained by the Trust, the Sponsor or directly by the issuer from an independent insurance company. Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust are insured by AMBAC Assurance Corporation ("AMBAC ASSURANCE") and Series A-25 and subsequent Series of the

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Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National
Series and EVEREN Unit Investment Trusts Insured National Series are insured by Financial Guaranty Insurance Company ("FINANCIAL GUARANTY"), Municipal Bond Investor Assurance Corporation ("MBIA") or other insurers. Insurance obtained directly by the issuer may be from such companies or other insurers. See "Insurance on the Portfolio" herein and "Schedule of Investments" in Part Two. Insurance obtained by the Trust remains in effect only while the insured Municipal Bonds are retained in the Trust, while insurance obtained by a Municipal Bond issuer is effective so long as such Bonds are outstanding. Pursuant to an irrevocable commitment of Financial Guaranty, in the event of a sale of any Bond from Series A-25 or subsequent Series of the Kemper Tax-Exempt Insured Income Trust covered under the Trust's insurance policy, the Trustee has the right to obtain permanent insurance for such Municipal Bond upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Municipal Bond. The insurance, in either case, does not relate to the Units offered hereby or to their market value. See "Insurance on the Portfolio." No representation is made as to AMBAC Assurance's, Financial Guaranty's, MBIA's or any other insurer's ability to meet its commitments.

         PUBLIC OFFERING PRICE. The Public Offering Price per Unit of a Series of the Trust is equal to a pro rata share of the aggregate bid prices of the Municipal Bonds in such Series (plus or minus a pro rata share of cash, if any, in the Principal Account, held or owned by the Series) plus Purchased Interest, if any, plus a sales charge shown under "Public Offering of Units." In addition, there will be added to each transaction an amount equal to the accrued interest from the last Record Date of such Series to the date of settlement (three business days after order)(such amount is referred to as Daily Accrued Interest in the case of certain Series). The sales charge is reduced on a graduated scale as indicated under "Public Offering of Units--Public Offering Price."

         INTEREST AND PRINCIPAL DISTRIBUTIONS. Distributions of the estimated annual interest income to be received by a Series of the Trust, after deduction of estimated expenses, will be made monthly unless the Unitholder elects to receive such distributions quarterly or semi-annually. Distributions will be paid on the Distribution Dates to holders of record of such Series on the Record Dates set forth for the applicable option. See "Essential Information" in Part Two. The distribution of funds, if any, in the Principal Account of each Series, will be made semi-annually to Unitholders of Record on the appropriate dates. See "Essential Information" in Part Two. Unitholders of Kemper Defined Funds and EVEREN Unit Investment Trusts receive monthly distributions of interest and principal.

         ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN. The Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price of such Trust. The estimated net annual interest income per Unit will vary with changes in fees and expenses of such Trust and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the bid price of the underlying Securities and with changes in the Purchased Interest, if any; therefore, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields

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(which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the Trust and
(2) takes into account the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while Estimated Current Return calculations include only net annual interest income and Public Offering Price.

         MARKET FOR UNITS. While under no obligation to do so, the Sponsor intends, subject to change at any time, to maintain a market for the Units of each Series of the Trust and to continuously offer to repurchase such Units at prices which are based on the aggregate bid side evaluation of the Municipal Bonds in such Series of the Trust. If such a market is not maintained and no other over-the-counter market is available, Unitholders will still be able to dispose of their Units through redemption by the Trustee at prices based upon the aggregate bid price of the Municipal Bonds in such Series of the Trust. See "Redemption."

         RISK FACTORS. An investment in the Trusts should be made with an understanding of the risks associated therewith, including, among other factors, the inability of the issuer or an insurer to pay the principal of or interest on a bond when due, volatile interest rates, early call provisions, and changes to the tax status of the Municipal Bonds. See "Portfolios--Risk Factors."

THE TRUST

         Each Series of the Trust is one of a series of unit investment trusts created by the Sponsor under the name Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series or EVEREN Unit Investment Trusts Insured National Series, all of which are similar, and each of which was created under the laws of the State of Missouri or New York pursuant to a Trust Agreement* (the "AGREEMENT"). Claymore Securities, Inc. is the Sponsor and Evaluator of the Trusts and is successor sponsor and evaluator of all unit investment trusts formerly sponsored by EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc. Claymore Securities, Inc. is also the sponsor and successor sponsor of certain unit investment trusts sponsored by Ranson & Associates, Inc. See "Sponsor." The Bank of New York is the Trustee of the Trusts as successor to Investors Fiduciary Trust Company.

         The objectives of the Trust are tax-exempt income and conservation of capital with diversification of risk through investment in an insured, fixed portfolio of Municipal Bonds. Interest on certain Municipal Bonds in the Trusts will be a preference item for purposes of the alternative minimum tax. Accordingly, such Trusts may be appropriate only for the investors

----------
* Reference is made to the Trust Agreement, and any statements contained herein are qualified in their entirety by the provisions of the Trust Agreement.

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who are not subject to the alternative minimum tax. There is, of course, no guarantee that the Trusts' objectives will be achieved.

         A Series of the Trust may be an appropriate investment vehicle for investors who desire to participate in a portfolio of insured, tax-exempt, fixed income securities with greater diversification than they might be able to acquire individually. In addition, Municipal Bonds of the type deposited in the Trust are often not available in small amounts.

         Each Series of the Trust consists of an insured portfolio of interest bearing obligations issued by or on behalf of states of the United States or counties, municipalities, authorities or political subdivisions thereof the interest on which is, in the opinion of bond counsel to the issuing authorities, exempt from all Federal income taxes under existing law, but may be subject to state and local taxes. Proceeds from the maturity, redemption or sale of the Municipal Bonds in a Series of the Trust, unless used to pay for Units tendered for redemption, will be distributed to Unitholders of such Series and will not be utilized to purchase replacement or additional Municipal Bonds for the Series.

         The Units, each of which represents a pro rata undivided fractional interest in the principal amount of Municipal Bonds deposited in a Series of the Trust, are issued and outstanding Units which have been reacquired by the Sponsor either by purchase of Units tendered to the Trustee for redemption or by purchase in the open market. No offering is being made on behalf of the Trust or any Series thereof and any profit or loss realized on the sale of Units will accrue to the Sponsor and/or the firm reselling such Units. To the extent that Units of a Series of the Trust are redeemed, the principal amount of Municipal Bonds in such Series will be reduced and the undivided fractional interest represented by each outstanding Unit of the Series will increase. See "Redemption."

PORTFOLIOS

         In selecting the Municipal Bonds which comprise the portfolio of a Series of the Trust the following requirements, were deemed to be of primary importance: (a) a minimum rating of "BBB" by Standard & Poor's or "Baa" by Moody's Investors Service, Inc. (see "Description of Municipal Bond Ratings");
(b) the price of the Municipal Bonds relative to other issues of similar quality and maturity; (c) the diversification of the Municipal Bonds as to purpose of issue; (d) the income to the Unitholders of the Series; (e) whether such Municipal Bonds were insured, or the availability and cost of insurance for the prompt payment of principal and interest, when due, on the Municipal Bonds; and
(f) the dates of maturity of the Municipal Bonds.

         Subsequent to the Date of Deposit, a Municipal Bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires the elimination of such investment from the portfolio, but may be considered in the Sponsor's determination to direct the Trustee to dispose of the investment. See "Investment Supervision" herein and "Schedule of Investments" in Part Two.

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         The Sponsor may not alter the portfolio of a Series of the Trust, except that certain of the Municipal Bonds may be sold upon the happening of certain extraordinary circumstances. See "Investment Supervision."

         Certain Series of the Trust contain Municipal Bonds which may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. Accordingly, any such call, redemption, sale or maturity will reduce the size and diversity of such Series, and the net annual interest income of the Series and may reduce the Estimated Long-Term Returns and/or Estimated Current Return. See "Interest and Estimated Long-Term and Current Returns." Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of Municipal Bonds or may require the mandatory redemption of Municipal Bonds include among others: a final determination that the interest on the Municipal Bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the Municipal Bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the Municipal Bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the Municipal Bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the Municipal Bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes not imposed on the date the Municipal Bonds are issued on the issuer of the Municipal Bonds or the user of the proceeds of the Municipal Bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the Municipal Bonds; an overestimate of the costs of the project to be financed with proceeds of the Municipal Bonds resulting in excess proceeds of the Municipal Bonds which may be applied to redeem Municipal Bonds; or an underestimate of a source of funds securing the Municipal Bonds resulting in excess funds which may be applied to redeem Municipal Bonds. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Municipal Bonds.

         The Sponsor and the Trustee shall not be liable in any way for any default, failure or defect in any Municipal Bond.

         RISK FACTORS. An investment in Units is subject to the following risks:

         INSURANCE. All of the bonds in the Trust are insured or guaranteed (the "Insured Bonds") by one of the following insurers: Ambac Assurance Corporation ("AMBAC"), Financial

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Guaranty Insurance Company ("FGIC"), Financial Security Assurance Inc.
("FSA"), or MBIA Insurance Corporation ("MBIA") (collectively, the "Insurance Companies"). Insurance policies generally make payments only according to a bond's original payment schedule and do not make early payments when a bond defaults or becomes taxable. Although the federal government does not regulate the insurance business, various state laws and federal initiatives and tax law changes could significantly affect the insurance business. The claims-paying ability of each of these companies, unless otherwise indicated, is rated AAA by Standard & Poor's or another acceptable national rating service. The ratings are subject to change at any time at the discretion of the ratings agencies. The cost of this insurance is borne either by the issuers or previous owners of the bonds. The Sponsor does not insure the bonds in conjunction with their deposit in a Trust and makes no representations with regard to the adequacy of the insurance covering any of the Insured Bonds. The insurance policies are non-cancellable and will continue in force so long as the bonds are outstanding and the insurers remain in business. The insurance policies guarantee the timely payment of principal and interest on the Insured Bonds. However, the insurance policies do not guarantee the market value of the Insured Bonds or the value of the Units. The above information relating to the Insurance Companies has been obtained from publicly available information. No representation is made as to the accuracy or adequacy of the information or as to the absence of material adverse changes since the information was made available to the public.

         FAILURE OF ISSUERS TO PAY INTEREST AND/OR PRINCIPAL. The primary risk associated with an investment in Bonds is that the issuer or an insurer of the Bond will default on principal and/or interest payments when due on the Bond. Such a default would have the effect of lessening the income generated by the Trust and/or the value of the Trust's Units. The bond ratings assigned by major rating organizations are an indication of the issuer's ability to make interest and principal payments when due on its bonds. Subsequent to the date of deposit the rating assigned to a bond may decline. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any bond.

         FIXED-RATE BONDS. An investment in Units of the Trust should be made with an understanding of the risks entailed in investments in fixed-rate bonds, including the risk that the value of such bonds (and, therefore, of the Units) will decline with increases in interest rates or a decrease in the federal income tax rate. Inflation and economic recession are two of the major factors, among others, which contribute to fluctuations in interest rates and the values of fixed-rate bonds.

         ORIGINAL ISSUE DISCOUNT BONDS AND ZERO COUPON BONDS. Certain of the Bonds in the Trust may be original issue discount bonds and/or zero coupon bonds. Original issue discount bonds are bonds originally issued at less than the market interest rate. Zero coupon bonds are original issue discount bonds that do not provide for the payment of any current interest. Zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than bonds of comparable quality that pay current income. For federal income tax purposes, original issue discount on tax-exempt bonds must be accrued over the term of the bonds. On sale or redemption of the bonds, the difference between (i) the amount realized (other than amounts treated as tax-exempt income) and (ii) the tax basis of such bonds (properly

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adjusted, in the circumstances described below, for the accrual of original issue discount) will be treated as taxable gain or loss. See "Federal Tax Status" herein.

         MARKET DISCOUNT. The Portfolio of the Trust may consist of some Bonds whose market values were below face value on the Initial Date of Deposit. A primary reason for the market value of such Bonds being less than face value at maturity is that the interest rate of such Bonds is at lower rates than the current market interest rate for comparably rated Bonds. Bonds selling at market discounts tend to increase in market value as they approach maturity. A market discount tax-exempt Bond held to maturity will have a larger portion of its total return in the form of taxable ordinary income and less in the form of tax-exempt income than a comparable Bond bearing interest at current market rates.

         RISK INHERENT IN AN INVESTMENT IN DIFFERENT TYPES OF BONDS. CONCENTRATION RISK. The Trust may contain or be concentrated in one or more of the classifications of Bonds referred to below. A Trust is considered to be "concentrated" in a particular category when the Bonds in that category constitute 25% or more of the aggregate value of the Portfolio. This makes the Trust less diversified and subject to more market risk. An investment in Units of the Trust should be made with an understanding of the risks that these investments may entail, certain of which are described below.

         GENERAL OBLIGATION BONDS. Certain of the Bonds in the Portfolio may be general obligations of a governmental entity that are secured by the taxing power of the entity. General obligation bonds are backed by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of state constitutions or laws. An entity's credit will depend on many factors: tax base, reliance on federal or state aid, and factors which are beyond the entity's control.

         APPROPRIATIONS BONDS. Certain Bonds in the Trust may be Bonds that are, in whole or in part, subject to and dependent upon either the governmental entity making appropriations from time to time or the continued existence of special temporary taxes which require legislative action for their reimposition. The availability of any appropriation is subject to the willingness or ability of the governmental entity to continue to make such special appropriations or to reimpose such special taxes. The obligation to make lease payments exists only to the extent of the monies available to the governmental entity therefor, and no liability is incurred by the governmental entity beyond the monies so appropriated. Once an annual appropriation is made, the governmental entity's obligation to make lease rental payments is absolute and unconditional regardless of any circumstances or occurrences which might arise. In the event of non-appropriation, certificateholders' or bondowners' sole remedy (absent credit enhancement) generally is limited to repossession of the collateral for resale or releasing. In the event of non-appropriation, the Sponsor may instruct the Trustee to sell such Bonds.

         INDUSTRIAL DEVELOPMENT REVENUE BONDS ("IDRS"). IDRs including pollution control revenue bonds, are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of

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governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry.

         HOSPITAL AND HEALTH CARE FACILITY BONDS. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

         HOUSING BONDS. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities. To the extent that these obligations were valued at a premium when a Unitholder purchased Units, any prepayment at par would result in a loss of capital to the Unitholder and reduce the amount of income that would otherwise have been paid to Unitholders.

         POWER BONDS. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates they may charge their customers, the demand for a utility's services and the cost of providing those services. Utilities may also be subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition.

Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility's results of operations. The Sponsor cannot predict at this time the ultimate effect of such factors on the ability of any issuers to meet their obligations with respect to Bonds.

         WATER AND SEWER REVENUE BONDS. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, the possible inability to obtain rate increases, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of "no growth" zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

         UNIVERSITY AND COLLEGE BONDS. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors include the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution's ability to make payment on its own.

         LEASE RENTAL BONDS. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase or equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rental bonds cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

         CAPITAL IMPROVEMENT FACILITY BONDS. The Portfolio of a Trust may contain Bonds which are in the capital improvement facilities category. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

         SOLID WASTE DISPOSAL BONDS. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation of the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires most waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

         MORAL OBLIGATION BONDS. The Trust may also include "moral obligation" bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation of debt of the state. The agencies or authorities generally have no taxing power.

         REFUNDED BONDS. Refunded bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

         AIRPORT, PORT AND HIGHWAY REVENUE BONDS. Certain facility revenue bonds are payable from and secured by the revenues from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The Sponsor cannot predict what effect conditions may have on revenues which are dependent for payment on these bonds.

         SPECIAL TAX BONDS. Special tax bonds are payable for and secured by the revenues derived by a municipality from a particular tax. Examples of special taxes are a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

         TAX ALLOCATION BONDS. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects, financed by bond proceeds are located. Bond payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: variations in taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

         TRANSIT AUTHORITY BONDS. Mass transit is generally not self-supporting from fare revenues. Additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

         CONVENTION FACILITY BONDS. The Portfolio of a Trust may contain Bonds of issuers in the convention facilities category. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

         CORRECTIONAL FACILITY BONDS. The Portfolio of a Trust may contain Bonds of issuers in the correctional facilities category. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

         LITIGATION AND LEGISLATION. To the best knowledge of the Sponsor, there is no litigation pending as of the Initial Date of Deposit in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Trust. At any time after the Initial Date of Deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, with respect to Bonds in the Trust. Litigation, for example, challenging the issuance of pollution control revenue bonds under environmental protection statutes may affect the validity of Bonds or the tax-free nature of their interest. While the outcome of litigation of this nature can never be entirely predicted, opinions of bond counsel are delivered on the date of issuance of each Bond to the effect that the Bond has been validly issued and that the interest thereon is exempt from regular federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to make payments due on the Bonds.

         TAX EXEMPTION. From time to time Congress considers proposals to tax the interest on state and local obligations, such as the Bonds. The Supreme Court has concluded that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted into law, could adversely affect an investment in Units. See "Federal Tax Status" herein for a more detailed discussion concerning the tax consequences of an investment in Units. Unitholders are urged to consult their own tax advisers.

INSURANCE ON THE PORTFOLIO

         All Municipal Bonds in the portfolios of each Series of the Trust are insured as to payment of interest and principal, when due, either by a policy obtained by the Trust, the Sponsor or by the Bond issuer. Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust are insured by AMBAC Assurance and Series A-25 and subsequent Series of the Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series and EVEREN Unit Investment Trusts Insured National Series are insured by Financial Guaranty, MBIA and other insurers. The insurance policy obtained by the Trust for a Series is non-cancelable and will continue in force so long as such Series of the Trust is in existence, the insurer and/or the reinsures referred to below remain in business and the Municipal Bonds described in the policy continue to be held in such Series of the Trust. The premium for any insurance policy or policies obtained by an issuer of Municipal Bonds has been paid in advance by such issuer and any such policy or policies are non-cancelable and will remain in force so long as the Municipal Bonds so insured are outstanding and the insurer and/or insurers referred to below remain in business. In those instances where Municipal Bond insurance is obtained by the Sponsor or the issuer directly from an insurer, no premiums for insurance are paid by the Trust and such bonds are not covered by the Trust's policy. Non-payment of premiums on the policy obtained by the Trust will not result in the cancellation of such insurance but will force the insurer to take action against the Trustee to recover premium payments due it. Premium rates for each issue of Municipal Bonds protected by the policy obtained by the Trust are fixed for the life of the appropriate Series of the Trust.

         The aforementioned insurance guarantees the scheduled payment of principal and interest on all of the Municipal Bonds as they fall due. It does not guarantee the market value of the Municipal Bonds or the value of the Units of a Series of the Trust. The insurance obtained by the Trust is only effective as to Municipal Bonds owned by and held in a Series of the Trust and the price which an individual pays on acquisition of Units, or receives on redemption or resale of Units, does not, except as indicated below, include any element of value for the insurance obtained by the Trust. Unitholders should recognize that in order to receive any benefit from the portfolio insurance obtained by the Trust they must be owners of the Units of a Series of the Trust at the time the Trustee becomes entitled to receive any payment from the insurer for such Series. Insurance obtained by the issuer of a Municipal Bond is effective so long as the Municipal Bond is outstanding, whether or not held by a Series of the Trust.

         Pursuant to an irrevocable commitment of Financial Guaranty, the Trustee, upon the sale of a Municipal Bond from Series A-25 (or any subsequent Series) of the Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series or EVEREN Unit Investment Trusts covered under the Trust's insurance policy, has the right to obtain permanent insurance (the "PERMANENT INSURANCE") with respect to such Municipal Bond (I.E., insurance to the maturity of the Municipal Bond regardless of the identity of the holder thereof) upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Municipal Bond. Accordingly, every Municipal Bond in Series A-25 (or subsequent Series) of the Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series or EVEREN Unit Investment Trusts is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain Permanent Insurance with respect to Municipal

Bonds in such Series only if upon such exercise the Trust would receive net proceeds (I.E., the value of such Municipal Bond if sold as an insured Municipal Bond less the insurance premium attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such Municipal Bond was sold on an uninsured basis. The insurance premium with respect to each Municipal Bond is determined based upon the insurability of each Municipal Bond as of the Date of Deposit and will not be increased or decreased for any change in the creditworthiness of such Municipal Bond's issuer.

         Insurance obtained by the Trust, under normal circumstances, has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value to such insurance for the purpose of computing the price or redemption value of Units only in circumstances where the credit quality of an underlying Municipal Bond has significantly deteriorated. Insurance obtained by the issuer of a Municipal Bond is effective so long as such Municipal Bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Municipal Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

         The value to be added to such Municipal Bonds shall be an amount equal to the excess, if any, by which the net proceeds realized from the sale of the Municipal Bonds on an insured basis exceeds the sum of (i) the net proceeds realizable from the sale of the Municipal Bonds on an uninsured basis plus (ii) in the case of Series A-25 and subsequent Series of the Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series or EVEREN Unit Investment Trusts the premium attributable to the Permanent Insurance. The portfolio insurance obtained by the Trust from AMBAC Assurance for Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust is applicable only while the Municipal Bonds remain in the Trust's portfolio. Consequently, the price received by the Trust upon the disposition of any such Municipal Bond will reflect a value placed upon it by the market as an uninsured obligation rather than a value resulting from the insurance. Due to this fact, the Sponsor will not direct the Trustee to dispose of Municipal Bonds in Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust which are in default or imminent danger of default but to retain such Municipal Bonds in the portfolio so that if a default in the payment of interest or principal occurs the Trust may realize the benefits of the insurance.

         The Sponsor will instruct the Trustee not to sell Municipal Bonds from Series A-25 or subsequent Series of the Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series or EVEREN Unit Investment Trusts Insured National Series to effect redemptions or for any reason but rather to retain them in the portfolio unless value attributable to the Permanent Insurance can be realized upon sale. See "Investment Supervision."

         AMBAC ASSURANCE CORPORATION ("Ambac Assurance"). Effective July 14, 1997, AMBAC Indemnity Corporation changed its name to Ambac Assurance Corporation. The Insurance Policy of Ambac Assurance obtained by an Insured Trust is noncancellable and will continue in force for so long as the bonds described in the Insurance Policy are held by an Insured Trust. A monthly premium is paid by an Insured Trust for the Insurance Policy obtained by it. The Trustee will pay, when due, successively, the full amount of each installment of the insurance premium. Pursuant to a binding agreement with Ambac Assurance, in the event of a sale of a bond covered by the Ambac Assurance Insurance Policy, the Trustee has the right to obtain permanent insurance for such bond upon payment of a single predetermined premium from the proceeds of the sale of such bond.

         Under the terms of the Insurance Policy, Ambac Assurance agrees to pay to the Trustee that portion of the principal of and interest on the bonds insured by Ambac Assurance which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the bonds. The term "due for payment" means, when referring to the principal of a bond so insured, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on a bond, the stated date for payment of interest.

         Ambac Assurance will make payment to the Trustee not later than thirty days after notice from the Trustee is received by Ambac Assurance that a nonpayment of principal or of interest on a bond has occurred, but not earlier that the date on which the bonds are due for payment. Ambac Assurance will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer in exchange for delivery of bonds, not less in face amount than the amount of the payment in bearer form, free and clear of all liens and encumbrances and uncancelled. In cases where bonds are issuable only in a form whereby principal is payable to registered holders or their assigns, Ambac Assurance shall pay principal only upon presentation and surrender of the unpaid bonds uncancelled and free of any adverse claim, together with an instrument of assignment in satisfactory form, so as to permit ownership of such bonds to be registered in the name of Ambac Assurance or its nominee. In cases where bonds are issuable only in a form whereby interest is payable to registered holders or their assigns, Ambac Assurance shall pay interest only upon presentation of proof that the claimant is the person entitled to the payment of interest of the bonds and delivery of an instrument of assignment, in satisfactory form, transferring to Ambac Assurance all right under such bonds to receive the interest of which the insurance payment was made.

         Ambac Assurance Corporation is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $5,587,000,000 (unaudited) and statutory capital of approximately $3,453,000,000 (unaudited) as of June 30, 2002. Statutory capital consists of Ambac Assurance's policyholder's surplus and statutory contingency reserve. Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Moody's Investors Service and Fitch IBCA, Inc. have each assigned a triple-A financial strength rating to Ambac Assurance.

         The parent company of Ambac Assurance, Ambac Financial Group, Inc. (the "Company"), is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's regional offices at 233 Broadway, New York, New York 10279 and 175 West Jackson Blvd., Suite 900, Chicago, IL 60604. Copies of such material can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D. C. 20549 at prescribed rates. In addition, the aforementioned material may be inspected at the offices of the New York Stock Exchange, Inc. (the "NYSE") at 20 Broad Street, New York, New York 10005. The Company's
Common Stock is listed on the NYSE.

         Copies of Ambac Assurance's financial statements prepared in accordance with statutory accounting standards are available from Ambac Assurance. The address of Ambac Assurance's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York, 10004 and
(212) 668-0340.

         The information relating to Ambac Assurance contained above has been furnished by Ambac Assurance. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information, subsequent to the date hereof.

         MBIA INSURANCE CORPORATION. MBIA Insurance Corporation ("MBIA Corporation" or "MBIA") is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA, Inc. is not obligated to pay the debts of or claims against MBIA Corporation. MBIA Corporation is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all fifty states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guan. MBIA has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rate and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the insurer, changes in control and transactions among affiliates. Additionally, the Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

         As of December 31, 2001, MBIA had admitted assets of $8.5 billion (audited), total liabilities of $5.6 billion (audited), and total capital and surplus of $2.9 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of June 30, 2002, MBIA had admitted assets of $8.7 billion (unaudited), total liabilities of $5.7 billion (unaudited), and total capital and surplus of $3.0 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

         Effective February 17, 1998 MBIA acquired all of the outstanding stock of Capital Markets Assurance Corporation ("CMAC"), a New York domiciled financial guarantee insurance compay, through a merger with its parent, CapMAC Holdings, Inc. Pursuant to a reinsurance agreement, CMAC has ceded all of its net insured risks (including any amounts due but unpaid from third party reinsurers), as well as its unearned premiums and contingency reserves, to MBIA. MBIA is not obligated to pay the debts of or claims against CMAC.

         Effective December 31, 1989, MBIA Inc. acquired Bond Investors Group, Inc. On January 5, 1990, MBIA acquired all of the outstanding stock of Bond Investors Group, Inc., the parent of Bond Investors Guaranty Insurance Company
(BIG), now known as MBIA Insurance Corp. of Illinois. Through a reinsurance agreement, BIG has ceded all of its net insured risks, as well as its unearned premium and contingency reserves, to MBIA and MBIA has reinsured BIG's net outstanding exposure.

         Moody's Investors Service rates all bond issues insured by MBIA "Aaa." Standard & Poor's rates all new issues insured by MBIA "AAA." Fitch IBCA, Inc. rates the financial strength of MBIA "AAA".

         In the event MBIA were to become insolvent, any claims arising under a policy of financial guaranty insurance are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article 14.4 (commencing with Section 1063) of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

         FINANCIAL GUARANTY INSURANCE COMPANY. Financial Guaranty Insurance Company ("Financial Guaranty" or "FGIC") is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General Electric Capital Corporation ("GE Capital"). Neither the Corporation nor GE Capital is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of March 31, 2002, the total capital and surplus of Financial Guaranty was approximately $1.03 billion. Financial Guaranty prepares financial statements on the basis of both statutory accounting principles, and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to Financial Guaranty at 115 Broadway, New York, New York 10006, Attention: Communications Department, telephone number: (212) 312-3000 or to the New York State Insurance Department at 25 Beaver Street, New York, New York 10004-2319, Attention: Financial Condition Property/Casualty Bureau, telephone number: (212) 480-5187.

         FINANCIAL SECURITY ASSURANCE. Financial Security Assurance Inc. ("Financial Security") is a monoline insurance company incorporated in 1984 under the laws of the State of New York. Financial Security is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.

         Financial Security and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. Financial guaranty insurance provides a guaranty of scheduled payments of an issuer's securities, thereby enhancing the credit rating of those securities, in consideration for payment of a premium to the insurer. Financial Security and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are generally supported by residential mortgage loans, consumer or trade receivables, securites or other assets having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities consist largely of general obligation bonds, special revenue bonds and other special obligations of state and local governments. Financial Security insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy Financial Security's underwriting criteria.

         Financial Security is a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"), a New York Stock Exchange listed company. Holdings is an indirect subsidiary of Dexia S.A. Dexia S.A., through its bank subsidiaries, is primarily engaged in the business of public finance in France, Belgium and other European countries. No shareholder of Holdings or Financial Security is obligated to pay any debt of Financial Security or any claim under any insurance policy issued by Financial Security or to make any additional contribution to the capital of Financial Security. As of June 30, 2002, the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with statutory accounting principles, approximately $1,710,044,000 (unaudited) and 898,579,000 (unaudited), and the total shareholders' equity and the unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with accounting principles, generally accepted in the United States, approximately $1,817,013,000 (unaudited), and $744,499,000 (unaudited). Copies of Financial Security's financial statements may be obtained by writing to Financial Security at 350 Park Avenue, New York, 10022, Attention Communications Department. Financial Security's telephone number is (212) 826-0100.

         Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by Financial Security or its domestic or Bermuda operating insurance company subsidiaries are generally reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, Financial Security reinsures a portion of its liabilities under certain various quota share treaties and on a transaction-by-transaction basis. This reinsurance is used by Financial Security as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter on limit the obligations of Financial Security under any financial guaranty insurance policy.

         Financial Security's insurance financial strength is rated "Aaa" by Moody's Investors Service, Inc. and "AAA" by Fitch. Financial Security's insurer financial strength is rated "AAA" by Standard & Poor's Ratings Services and Standard & Poor's (Australia) Pty. Ltd. Financial Security's claims-paying ability is rated "AAA" by. Rating and Investment Information, Inc. These ratings reflect only the views of the respective rating agencies, are not recommendations to buy, or sell or hold securities and are subject to revision or withdrawal at any time by those rating agencies.

         CAPITAL GURANTY INSURANCE COMPANY. On December 20, 1995, Capital Guaranty Corporation ("CGC") merged with a subsidiary of Financial Security Assurance Holdings Ltd. and Capital Guaranty Insurance Company, CGC's principal operating subsidiary, changed its name to Financial Security Assurance of Maryland Inc. ("FSA Maryland") and became a wholly-owned subsidiary of Financial Security Assurance Inc. On September 30, 1997, Financial Security Assurance Inc. assumed all of the liabilities of FSA Maryland and sold the FSA

Maryland "shell company" to American Capital Access, a wholly-owned subsidiary of American Capital Access Holdings, Incorporated.

         In order to be in a Series of the Trust, Municipal Bonds must be insured by the issuer thereof or be eligible for the insurance obtained by the Series of the Trust. In determining eligibility, the company insuring the portfolio has applied its own standards which correspond generally to the standards it normally uses in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria used in regard to the selection of Municipal Bonds by the Sponsor. To the extent the standards of the insurer are more restrictive than those of the Sponsor, the previously stated Trust investment criteria have been limited.

         On the date shown under "Essential Information" in Part Two, the Estimated Long-Term and Current Returns per Unit for the Trust, after payment of the insurance premium, if any, were as indicated. The Estimated Long-Term and Current Returns per Unit for a trust with an identical portfolio without the insurance obtained by the Trust would have been higher on such date.

         An objective of the portfolio insurance obtained by the Trust is to obtain a higher yield on the portfolio of the Series of the Trust than would be available if all the Municipal Bonds in such portfolio had Standard & Poor's "AAA" rating and/or Moody's "Aaa" rating(s), while having the protection of insurance of prompt payment of interest and principal, when due, on the Municipal Bonds. There is, of course, no certainty that this result will be achieved. Municipal Bonds in a Series of the Trust which have been insured by the issuer (all of which are rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's or "Aaa" by Moody's. In selecting such Municipal Bonds for the portfolio, the Sponsor has applied the criteria described above.

         In the event of nonpayment of interest or principal, when due, in respect of a Municipal Bond, the appropriate insurer shall make such payment not later than 30 days after it has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof.

         The Internal Revenue Service has issued a letter ruling which holds, in effect, that insurance proceeds representing maturity interest on defaulted municipal obligations paid to municipal bond funds substantially similar to the Trust, under policy provisions substantially identical to the policies described herein, will be excludable from Federal gross income under Section 103(a)(1) of the Internal Revenue Code. Holders of Units in the Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. Furthermore, Chapman and Cutler, Counsel for the Sponsor, have given an opinion to the effect that such payment of proceeds would be excludable from Federal gross income to the same extent that such interest would have been so excludable if paid by the issuer of the defaulted obligations. See "Tax Status of the Trust."

INTEREST AND ESTIMATED LONG-TERM AND CURRENT RETURNS

         As of the opening of business on the date indicated therein, the Estimated Current Returns, if applicable, and the Estimated Long-Term Returns for the Trust were as set forth under "Essential Information" in Part Two of this Prospectus. Estimated Current Returns are calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trust and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities and with changes in Purchased Interest, if any; therefore, there is no assurance that the present Estimated Current Returns will be realized in the future. Estimated Long-Term Returns are calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the Trust and (2) takes into account the expenses and sales charge associated with the Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Returns will be realized in the future. Estimated Current Returns and Estimated Long-Term Returns are expected to differ because the calculation of Estimated Long-Term Returns reflects the estimated date and amount of principal returned while Estimated Current Returns calculations include only net annual interest income and Public Offering Price.

TAX STATUS OF THE TRUST

         FEDERAL TAX STATUS.

         This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

         ASSETS OF THE TRUSTS. Each Trust will hold various debt obligations (the "BONDS") of state and local governmental entities. All of the assets held by a Trust constitute the "Trust Assets." For purposes of this federal tax discussion, it is assumed that the Bonds constitute debt the interest on which is excluded from gross income for federal income tax purposes.

         TRUST STATUS. The Trusts will not be taxed as corporations for federal income tax purposes. As a Unitholder, you will be treated as the owner of a pro rata portion of the assets of your Trust, and as such you will be considered to have received a pro rata share of income (E.G., accruals of market discount and capital gains, if any) from the Trust Assets when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from the Trust Assets which you must take into account for federal income tax purposes is not reduced by amounts used to pay Trust expenses (including the deferred sales charge, if any).

         EXCLUSION FROM GROSS INCOME OF INTEREST. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. In addition, with respect to certain Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the State in which the issuers of such Bonds are located, from State income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor, its counsel, nor any of the Special Counsel to the Trusts for State tax matters have made any special review for the Trusts of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The Internal Revenue Service (the "SERVICE") has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the Service, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the Service will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the Service, Unitholders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received both prior to and after the date on which interest is determined to be taxable.

         Your pro rata share of interest on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such interest would be excluded from your gross income if you directly owned the Bonds. However, such interest may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

         Ownership of the Units may result in collateral federal income tax consequences to certain Unitholders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unitholders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

         If you are a "substantial user" of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income interest with respect to these Bonds. "Substantial user" and "related person" are defined under federal income tax law.

         For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain bonds is included as an item of tax preference.

         In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding S Corporations, Regulated Investment Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trusts. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as interest on the Bonds in the Trust.

         YOUR TAX BASIS AND INCOME OR LOSS UPON DISPOSITION. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, generally including sales charges, among each Trust Asset ratably according to their value on the date you purchase your Units. In certain circumstances, however, you may have to adjust your tax basis after you purchase your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

         If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years.

         Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

         DISCOUNT, ACCRUED INTEREST AND PREMIUM ON DEBT OBLIGATIONS. Some Bonds may have been sold with original issue discount. This generally means that the Bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond which was issued with original issue discount must be increased as original issue discount accrues.

         Some Bonds may have been purchased by you or the Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Bonds over the purchase price of the Bond. Market discount can arise based on the price a Trust pays for a Bond or on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Bond, when the Bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

         Alternatively, some Bonds may have been purchased by you or your Trust at a premium. Generally, if the tax basis of your pro rata portion of any Bond, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You must amortize bond premium on a constant yield basis over the remaining term of the Bond in a manner that takes into account potential call dates and call prices. You cannot deduct amortized bond premium relating to a Bond. The amortized bond premium is treated as a reduction in the tax-exempt interest received. As bond premium is amortized, it reduces your basis in the Bond. The tax basis reduction requirement may result in your realizing a taxable gain when your Units are sold or redeemed for an amount equal to or less than your cost.

         If the price of your Units includes accrued interest on a Bond, you must include the accrued interest in your tax basis in that Bond. When your Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Bond.

         This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Bonds that were issued with original issue discount.

         EXCHANGES AND ROLLOVERS. If you elect to reinvest amounts received from the Trust into a future trust, it is considered a sale for federal income tax purposes, and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of your Trust for units of a future trust will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical assets under the wash sale provisions of the Internal Revenue Code.

         LIMITATIONS ON THE DEDUCTIBILITY OF TRUST EXPENSES. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by the Trust to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income. Your ability to deduct Trust expenses is also limited to the extent the expenses are allocable to tax-exempt interest from the Trust.

         For a discussion of the State tax status of income earned on Units of a State trust, see the discussion of tax status for the applicable trust. Except as noted therein, the exemption of interest on State and local obligations for Federal income tax purposes discussed above does not necessarily result in exemption under the income or other tax laws of any State or city. The laws of the several States vary with respect to the taxation of such obligations.

TAX REPORTING AND REALLOCATION

         Because the Trust receives interest and makes monthly distributions based upon such Trust's expected total collections of interest and any anticipated expenses, certain tax reporting consequences may arise. The Trust is required to report Unitholder information to the Internal Revenue Service ("IRS"), based upon the actual collection of interest by such Trust on the securities in such Trust, without regard to such Trust, without regard to such Trust's expenses or to such Trust's payments to Unitholders during the year. If distributions to Unitholders exceed interest collected, the difference will be reported as a return of principal which will reduce a Unitholder's cost basis in its Units (and its pro rata interest in the securities in the Trust). A Unitholder must include in taxable income the amount of income reported by a Trust to the IRS regardless of the amount distributed to such Unitholder. If a Unitholder's share of taxable income exceeds income distributions made by a Trust to such Unitholder, such excess is in all likelihood attributable to the payment of miscellaneous expenses of such Trust which will not be deductible by an individual Unitholder as an itemized deduction except to the extent that the total amount of certain itemized deductions, such as investments expenses (which would include the Unitholder's share of Trust expenses), tax return preparation fees and employee business expenses, exceeds 2% of such Unitholder's adjusted gross income. Alternatively, in certain cases, such excess may represent an increase in the Unitholder's tax basis in the Units owned. Investors with questions regarding these issues should consult with their tax advisors.

PUBLIC OFFERING OF UNITS

         PUBLIC OFFERING PRICE. Units of each Series of the Trust are offered at the Public Offering Price, plus accrued interest to the expected settlement date (Daily Accrued Interest for certain Series). The Public Offering Price per Unit of a Series is equal to the aggregate bid side evaluation of the Municipal Bonds in the Series' portfolio (as determined pursuant to the terms of a contract with the Evaluator, a non-affiliated firm regularly engaged in the business of evaluating, quoting or appraising comparable securities), plus or minus cash, if any, in the Principal Account, held or owned by the Series, divided by the number of outstanding Units of that Series of the Trust, plus Purchased Interest, if any, plus the sales charge applicable. The sales charge is based upon the dollar weighted average maturity of the Trust and is determined in accordance with the table set forth below. For purposes of this computation, Municipal Bonds will be deemed to mature on their expressed maturity dates unless: (a) the Municipal Bonds have been called for redemption or funds or securities have been placed in escrow to redeem them on an earlier call date, in which case such call date will be deemed to be the date upon which they mature; or (b) such Municipal Bonds are subject to a "mandatory tender," in which case such mandatory tender will be deemed to be the date upon which they mature. The effect of this method of sales charge computation will be that different sales charge rates will be applied to the Trust based upon the dollar weighted average maturity of such Trust's portfolio, in accordance with the following schedule:

                                                                                                    PERCENT OF
                  DOLLAR WEIGHTED                                     PERCENT OF PUBLIC             NET AMOUNT
             AVERAGE YEARS TO MATURITY                                OFFERING PRICE                 INVESTED

1 to 3.99 years                                                            2.00%                      2.041%
4 to 7.99 years                                                            3.50                       3.627
8 to 14.99 years                                                           4.50                       4.712
15 or more years                                                           5.50                       5.820

         The sales charge per Unit will be reduced as set forth below:

                                                                         DOLLAR WEIGHTED AVERAGE
                                                                            YEARS TO MATURITY*
                                                     -----------------------------------------------------------------
                                                           4 TO 7.99             8 TO 14.99            15 OR MORE
           AMOUNT OF INVESTMENT                                 Sales Charge (% of Public Offering Price)

$1,000 to $99,999                                  .         3.50%                  4.50%                5.50%
$100,000 to $499,999                                         3.25                   4.25                 5.00
$500,000 to $999,999                                         3.00                   4.00                 4.50
$1,000,000 or more                                           2.75                   3.75                 4.00

--------------------
* If the dollar weighted average maturity of a Trust is from 1 to 3.99 years, the sales charge is 2% and 1.5% of the Public Offering Price for purchases of $1 to $249,999 and $250,000 or more, respectively.

         The reduced sales charge as shown on the preceding charts will apply to all purchases of Units on any one day by the same purchases from the same dealer, and for this purpose, purchases of Units of a Series of the Trust will be aggregated with concurrent purchases of Units of any other unit investment trust that may be offered by the Sponsor. Additionally, Units purchased in the name of a spouse or child (under 21) of such purchaser will be deemed to be additional purchases by such purchaser. The reduced sales charge will also be applicable to a trust or other fiduciary purchasing for a single trust estate or single fiduciary account.

         Employees (and their immediate families) of the Sponsor may, pursuant to employee benefit arrangements, purchase Units of the Trust at a price equal to the bid side evaluation of the underlying Securities in the Trust, divided by the number of Units outstanding. Such purchases are not subject to a sales charge nor do they pay a dealer concession. Such arrangements result in less selling effort and selling expenses than sales to employee groups of other companies. Resales or transfers of Units purchased under the employee benefit arrangements may only be made through the Sponsor's secondary market, so long as it is being maintained.

         Units may be purchased at the Public Offering Price less the concession the Sponsor typically allows to dealers and other selling agents for purchases (see "Public Distribution of Units") by investors who purchase Units through registered investment advisers, certified financial planners or registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed.

         The Public Offering Price on the date shown on the cover page of Part Two of the Prospectus or on any subsequent date will vary from the amounts stated under "Essential Information" in Part Two in accordance with fluctuations in the prices of the underlying Municipal Bonds. The aggregate bid side evaluation of the Municipal Bonds shall be determined (a) on the basis of current bid prices of the Municipal Bonds, (b) if bid prices are not available for any particular Municipal Bond, on the basis of current bid prices for comparable bonds, (c) by determining the value of the Municipal Bonds on the bid side of the market by appraisal, or (d) by any combination of the above. Except as described in "Insurance on the Portfolios" above, the Evaluator will not attribute any value to the insurance obtained by the Trust. On the other hand, the value of insurance obtained by an issuer of Municipal Bonds or by the Sponsor is reflected and included in the market value of such Municipal Bonds.

         In any case, the Evaluator will consider the ability of an insurer to meet its commitments under the Trust's insurance policy (if any). For example, if the Trust were to hold the Municipal Bonds of a municipality which had significantly deteriorated in credit quality, the Evaluator would first consider in its evaluation the market price of the Municipal Bonds at their lower credit rating. The Evaluator would also attribute a value to the insurance feature of the Municipal Bonds which would be equal to the difference between the market value of such Municipal Bonds and the market value of bonds of a similar nature which were of investment grade rating. It is the position of the Sponsor that this is a fair method of valuing insured Municipal Bonds and reflects a proper valuation method in accordance with the provisions of the Investment Company Act of 1940. For a description of the circumstances under which a full or partial suspension of the right of Unitholders to redeem their Units may occur, see "Redemption."

         The foregoing evaluations and computations shall be made as of the Evaluation Time stated under "Essential Information" in Part Two, on each business day effective for all sales made during the preceding 24-hour period, and for purposes of resales and repurchases of Units.

         The interest on the Municipal Bonds in each Series of the Trust, less the estimated fees and expenses, is estimated to accrue in the annual amounts per Unit set forth under "Essential Information" in Part Two. The amount of net interest income which accrues per Unit may change as Municipal Bonds mature or are redeemed, exchanged or sold, or as the expenses of a Series of the Trust change or as the number of outstanding Units of such Series changes.

         Payment for Units must be made on or before the third business day following purchase (the "SETTLEMENT DATE"). A purchaser becomes the owner of Units on the settlement date. If a Unitholder desires to have certificates representing Units purchased, such certificates will be delivered as soon as possible following his written request therefor. For information with respect to redemption of Units purchased, but as to which certificates requested have not been received, see "Redemption" below.

         ACCRUED INTEREST. Included in the Public Offering Price of Units of Kemper Tax-Exempt Insured Income Trust is accrued interest as described herein. Accrued Interest consists of two elements. The first arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds in the Trust Funds is actually paid either monthly or semi-annually to the Trust Fund. However, interest on the Bonds in the Trust Funds is accounted for daily on an accrual basis. Because of this, a Trust Fund always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

         The Trustee will advance the amount of accrued interest as of the First Settlement Date and the same will be distributed to Sponsor. Such advance will be repaid to the Trustee through the first receipts of interest received on the Municipal Bonds. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest arising after the First Settlement Date of a Trust Fund, less any distributions from the Interest Account subsequent to this First Settlement Date. Since the First Settlement Date is the date of settlement for anyone ordering Units on the Date of Deposit, no accrued interest will be added to the Public Offering Price of Units ordered on the Date of Deposit.

         The second element of accrued interest arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders until it receives interest payments on the Bonds in a Trust Fund. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee will be used by it to earn interest thereon, it benefits thereby (see "Expenses of the Trust").

         Accrued interest is computed as of the initial Record Date of the Trust Funds. On the date of the first distribution of interest to Unitholders after the First Settlement Date, the interest collected by the Trustee will be sufficient to repay its advances, to allow for accrued interest under the monthly, quarterly and semi-annual plans of distribution and to generate enough cash to commence distributions to Unitholders. If a Unitholder sells or redeems all or a portion of his Units or if the Bonds in a Trust Fund are sold or otherwise removed or if a Trust Fund is liquidated, he will receive at that time his proportionate share of the accrued interest computed to the settlement date in the case of sale or liquidation and to the of tender in the case of redemption in such Trust Fund.

         PURCHASED AND DAILY ACCRUED INTEREST. Included in the Public Offering Price of Units for Kemper Defined Funds Insured National Series 1-13 is Purchased and Daily Accrued Interest as described herein. Accrued interest consist of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the later of the last day on which interest thereon was paid or the date of original issuance of the bond. Interest on the coupon Bonds in the Trust fund is paid semi-annually to the Trust. A portion of the aggregate amount of such accrued interest on the Bonds in the Trust to the First Settlement Date of the Trust Units is the Purchased Interest. In an effort to reduce the amount of Purchased Interest which would otherwise have to be paid by Unitholders, the Trustee may advance a portion of the accrued interest to the Sponsor as the Unitholder of record as of the First Units in the Trust Fund is accounted for daily on an accrual basis (herein referred to as "Daily Accrued Interest"). Because of this, the Units always have an amount of interest earned but not yet paid or reserved for payment. For this reason, the Public Offering Price of Units will include the proportionate share of Daily Accrued Interest to the date of settlement.

         If a Unitholder sells or redeems all or a portion of his Units or if the bonds are sold or otherwise removed or if the Trust Fund is liquidated, he will receive at that time his proportionate share of the Purchase Interest and Daily Accrued Interest computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption in the Trust Fund.

         ACCRUED INTEREST. Included in the Public Offering Price of Units for Kemper Defined Funds Insured National Series 14 and subsequent series and all EVEREN Unit Investment Trusts Insured National Series is accrued interest as described herein. Accrued interest is the accumulation of unpaid interest on a security from the last day on which interest thereon was paid. Interest on Securities generally is paid semi-annually although a Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling subsequent to the First Settlement Date, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of a Trust the amount, if any, of accrued interest paid on their Units.

         In an effort to reduce the amount of accrued interest which would otherwise have to be paid in addition to the Public Offering Price in the sale of Units to the public, the Trustee will advance the amount of accrued interest as of the First Settlement Date and the same will be distributed to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement, less any distributions from the Interest Account subsequent to the First Settlement Date.

         Because of the varying interest payment dates of the Securities, accrued interest at any point in time will be greater than the amount of interest actually received by the Trusts and distributed to Unitholders. Therefore, there will always remain an item of accrued interest that is added to the value of the Units. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.

         PUBLIC DISTRIBUTION OF UNITS. The Sponsor has qualified Units for sale in all states. Units will be sold through dealers who are members of the National Association of Securities Dealers, Inc. and through others. Sales may be made to or through dealers at prices which represent discounts from the Public Offering Price as set forth in the table below. Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by their customers is retained by or remitted to the banks, in the amount shown in the table below.

                                                                         DOLLAR WEIGHTED AVERAGE
                                                                            YEARS TO MATURITY*
                                                     -----------------------------------------------------------------
                                                           4 TO 7.99             8 TO 14.99            15 OR MORE
           AMOUNT OF INVESTMENT                                 Sales Charge (% of Public Offering Price)

$1,000 to $99,999                                  .         2.00%                  3.00%                 4.00%
$100,000 to $499,999                                         1.75                   2.75                  3.50
$500,000 to $999,999                                         1.50                   2.50                  3.00
$1,000,000 or more                                           1.25                   2.25                  2.50

--------------------
* If the dollar weighted average maturity of a Trust is from 1 to 3.99 years, the concession or agency commission is 1.00% of the Public Offering Price.

         In addition to such discounts, the Sponsor may, from time to time, pay or allow an additional discount, in the form of cash or other compensation, to dealers employing registered representatives who sell, during a specified time period, a minimum dollar amount of Units of the Trusts and other unit investment trusts underwritten by the Sponsor.

         The Sponsor reserves the right to change the levels of discounts at any time. The difference between the discount and the sales charge will be retained by the Sponsor.

         The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

         PROFITS OF SPONSOR. The Sponsor will retain a portion of the sales charge on each Unit sold, representing the difference between the Public Offering Price of the Units and the discounts allowed to firms selling such Units. The Sponsor may realize additional profit or loss as a result of the possible change in the daily evaluation of the Municipal Bonds in the Trust, since the value of its inventory of Units may increase or decrease.

MARKET FOR UNITS

         While not obligated to do so, the Sponsor intends to, and certain of the Underwriters may, subject to change at any time, maintain a market for Units of each Series of the Trust offered hereby and to continuously offer to purchase said Units at prices, as determined by the Evaluator, based on the aggregate bid prices of the underlying Municipal Bonds of such Series, together with accrued interest to the expected date of settlement. Unitholders who wish to dispose of their Units should inquire of their broker or bank as to the current market price of the Units in order to determine whether there is in existence any price in excess of the Redemption Price and, if so, the amount thereof.

REDEMPTION

         A Unitholder who does not dispose of Units in the secondary market described above may cause their Units to be redeemed by the Trustee by making a written request to the Trustee, The Bank of New York, 101 Barclay Street, New York, New York 10286 and, in the case of Units evidenced by a certificate, by tendering such certificate to the Trustee, properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee. Unitholders must sign the request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be redeemed. If the amount of the redemption is $500 or less and the proceeds are payable to the Unitholder(s) of record at the address of record, no signature guarantee is necessary for redemptions by individual account owners (including joint owners). Additional documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees, guardians or associations. The signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. A certificate should only be sent by registered or certified mail for the protection of the Unitholder. Since tender of the certificate is required for redemption when one has been issued, Units represented by a certificate cannot be redeemed until the certificate representing such Units has been received by the purchaser.

         Redemption shall be made by the Trustee on the third business day following the day on which a tender for redemption is received (the "REDEMPTION DATE"), by payment of cash equivalent to the Redemption Price for that Series of the Trust, determined as set forth below under "Computation of Redemption Price," as of the evaluation time stated under "Essential Information" in Part Two, next following such tender, multiplied by the number of Units being redeemed. Any Units redeemed shall be cancelled and any undivided fractional in the Trust Fund extinguished. The price received upon redemption might be more or less than the amount paid by the Unitholder depending on the value of the Municipal Bonds in the portfolio at the time of redemption. Any Units redeemed shall be cancelled and any undivided fractional interest in that Series of the Trust will be extinguished.

         Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a tax return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, any time a Unitholder elects to tender Units for redemption, such Unitholder should make sure that the Trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the Trustee has not been previously provided such number, one must be provided at the time redemption is requested.

         Any amounts paid on redemption representing interest shall be withdrawn from the Interest Account of such Series to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Principal Account of such Series. The

Trustee is empowered to sell Municipal Bonds from the portfolio of a Series in order to make funds available for the redemption of Units of such Series. Such sale may be required when Municipal Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized. To the extent Municipal Bonds are sold, the size and diversity of that Series of the Trust will be reduced.

         The Trustee is irrevocably authorized in its discretion, if an Underwriter does not elect to purchase any Units tendered for redemption, in lieu of redeeming such Units, to sell such Units in the over-the-counter market for the account of tendering Unitholders at prices which will return to such Unitholders amounts in cash, net after brokerage commissions, transfer taxes and other charges, equal to or in excess of the Redemption Price for such Units. In the event of any such sale, the Trustee shall pay the net proceeds thereof to the Unitholders on the day they would otherwise be entitled to receive payment of the Redemption Price.

         The right of redemption may be suspended and payment postponed (1) for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which (as determined by the Securities and Exchange Commission) trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Trustee of Municipal Bonds is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the underlying Municipal Bonds in accordance with the Trust Agreements; or (3) for such other period as the Securities and Exchange Commission may by order permit. Because insurance obtained by certain Series of the Trust terminates as to Bonds which are sold by the Trustee and because the insurance obtained by such Series of the Trust does not have a realizable cash value which can be used by the Trustee to meet redemptions of Units, under certain circumstances the Sponsor may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units if a significant portion of the Bonds in the portfolio is in default in payment of principal or interest or in significant risk of such default. The Trustee is not liable to any person or in any way for any loss or damage which may result from any such suspension or postponement.

         COMPUTATION OF REDEMPTION PRICE. The Redemption Price for Units of each Series of the Trust is computed by the Evaluator as of the evaluation time stated under "Essential Information" in Part Two next occurring after the tendering of a Unit for redemption and on any other business day desired by it, by:

                  A. adding (1) the cash on hand in such Series of the Trust other than cash depositor in the Trust Funds to purchase Municipal Bonds not applied to the purchase of such Bonds; (2) the aggregate value of the Municipal Bonds held in such Series of the Trust, as determined by the Evaluator on the basis of bid prices therefor; and
         (3) interest accrued and unpaid on the Municipal Bonds in that Series of the Trust as of the date of computation; and

                    B. deducting therefrom (1) amounts representing any applicable taxes or governmental charges payable out of that Series of the Trust and for which no deductions have been previously made for the purpose of additions to the Reserve Account described under "Expenses of the Trust"; (2) amounts representing estimated accrued expenses of that Series of the Trust including, but not limited to, fees and expenses of the Trustee (including legal and auditing fees and insurance costs), the Evaluator, the Sponsor and bond counsel, if any; (3) cash held for distribution to Unitholders of record as of the business day prior to the evaluation being made; and (4) other liabilities incurred by such Series of the Trust; and

                  C. finally, dividing the results of such computation by the number of Units of such Series of the Trust outstanding as of the date thereof.

UNITHOLDERS

         OWNERSHIP OF UNITS. Ownership of Units of a Trust will not be evidenced by certificates unless a Unitholder, the Unitholder's registered broker/dealer or the clearing agent makes a written request to the Trustee. Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by a certificate, by presenting and surrendering such certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer which should be sent registered or certified mail for the protection of the Unitholder. Unitholders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be transferred. Such signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee.

         Units may be purchased and certificates, if requested, will be issued in denominations of one Unit or any multiple thereof subject to any minimum investment requirement established by the Sponsor from time to time. Any Certificate issued will be numbered serially for identification, issued in fully registered form and will be transferable only on the books of the Trustee. The Trustee may require a Unitholder to pay a reasonable fee, to be determined in the sole discretion of the Trustee, for each certificate re-issued or transferred, and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. The Trustee at the present time does not intend to charge for the normal transfer or interchange of certificates. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity (generally amounting to 3% of the market value of the Units), affidavit of loss, evidence of ownership and payment of expenses incurred.

         DISTRIBUTIONS TO UNITHOLDERS. Interest received by a Series of the Trust, including any portion of the proceeds from a disposition of Municipal Bonds which represents accrued interest, is credited by the Trustee to the Interest Account for such Series. All other receipts are credited by the Trustee to a separate Principal Account for such Series. During each year the distributions to the Unitholders of each Series of the Trust as of each Record Date (see "Essential Information" in Part Two) will be made on the following Distribution Date or shortly thereafter and shall consist of an amount substantially equal to one-twelfth, one-fourth or one-half (depending on the distribution option selected except in Series of Kemper Defined Funds and EVEREN Unit Investment Trusts in which case only monthly distributions are available) of such Unitholders' pro rata share of the estimated net annual interest income to the Interest Account for such Series of the Trust. However, the interest to which Unitholders of a Series of the Trust are entitled will at most times exceed the amount available for distribution, there will almost always remain an item of accrued interest that is added to the daily value of the Units of such Series. If Unitholders of a Series sell or redeem all or a portion of their Units they will be paid their proportionate share of the accrued interest of such Series to, but not including, the fifth business day after the date of sale or to the date of tender in the case of a redemption.

         Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the Second Distribution Date following the purchase of their Units. Since interest on Municipal Bonds in each Series of the Trust is payable at varying intervals, usually in semiannual installments, and distributions of income are made to Unitholders of a Series of the Trust at what may be different intervals from receipt of interest, the interest accruing to such Series of the Trust may not be equal to the amount of money received and available for distribution from the Interest Account of such Series. Therefore, on each Distribution Date the amount of interest actually on deposit in the Interest Account and available for distribution may be slightly more or less than the interest distribution made. In order to eliminate fluctuations in interest distributions resulting from such variances, the Trustee is authorized by the Agreement to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds available in the Interest Account of such Series.

         Unitholders purchasing Units will initially receive distributions in accordance with the election of the prior owner. Unitholders desiring to change their distribution option, if applicable, may do so by sending written notice to the Trustee, together with their certificate (if one was issued). Certificates should only be sent by registered or certified mail to minimize the possibility of loss. If written notice and any certificate are received by the Trustee not later than January 1 of a year, the change will become effective on January 2 for distributions commencing with February 15 of that year. If notice is not received by the Trustee, the Unitholder will be deemed to have elected to continue with the same option for the subsequent twelve months.

         The Trustee will distribute on each semi-annual Distribution Date (or in the case of Kemper Defined Funds and EVEREN Unit Investment Trusts, on each Distribution Date) or shortly thereafter, to each Unitholder of Record of the Trust on the preceding Record Date, an amount substantially equal to such Unitholder's pro rata share of the cash balance, if any, in the Principal Account of such Trust computed as of the close of business on the preceding Record Date. However, no distribution will be required if the balance in the Principal Account is less than $1.00 per Unit (or $.001 per Unit for certain Series). Except for Series of Kemper Tax-Exempt Insured Income Trust, if such balance is between $5.00 and $10.00 per Unit, distributions will be made on each quarterly Distribution Date; and if such balance exceeds $10.00 per Unit, such amounts will be distributed on the next monthly Distribution Date.

         STATEMENT TO UNITHOLDERS. With each distribution, the Trustee will furnish or cause to be furnished each Unitholder a statement of the amount of interest and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit.

         The accounts of each Series of the Trust are required to be audited annually, at the Series' expense, by independent auditors designated by the Sponsor, unless the Trustee determines that such an audit would not be in the best interest of the Unitholders of such Series of the Trust. The accountants' report will be furnished by the Trustee to any Unitholder of such Series of the Trust upon written request.

         Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a Unitholder of a Series of the Trust a statement covering the calendar year, setting forth:

                  A. As to the Interest Account:

                           1. The amount of interest received on the Municipal
                  Bonds in such Series and the percentage of such amount by states and territories in which the issuers of such Municipal Bonds are located;

                           2. The amount paid from the Interest Account of such
                  Series representing accrued interest of any Units redeemed;

                           3. The deductions from the Interest Account of such
                  Series for applicable taxes, if any, fees and expenses (including insurance costs and auditing fees) of the Trustee, the Evaluator, the Sponsor and bond counsel, if any;

                           4. Any amounts credited by the Trustee to a Reserve
                  Account for such Series described under "Expenses of the Trust"; and

                           5. The net amount remaining after such payments and
                  deductions, expressed both as a total dollar amount and a dollar amount per Unit outstanding on the last business day of such calendar year.

                  B. As to the Principal Account:

                           1. The dates of the maturity, liquidation or
                  redemption of any of the Municipal Bonds in such Series and the net proceeds received therefrom excluding any portion credited to the Interest Account;

                           2. The amount paid from the Principal Account of such
                  Series representing the principal of any Units redeemed;

                           3. The deductions from the Principal Account of such
                  Series for payment of applicable taxes, if any, fees and expenses (including insurance costs and auditing expenses) of the Trustee, the Evaluator, the Sponsor and of bond counsel, if any;

                           4. Any amounts credited by the Trustee to a Reserve
                  Account for such Series described under "Expenses of the Trust"; and

                           5. The net amount remaining after distributions of
                  principal and deductions, expressed both as a dollar amount and as a dollar amount per Unit outstanding on the last business day of such calendar year.

                  C. The following information:

                           1. A list of the Municipal Bonds in such Series as of
                  the last business day of such calendar year;

                           2. The number of Units of such Series outstanding on
                  the last business day of such calendar year;

                           3. The Redemption Price of such Series based on the
                  last Trust Evaluation made during such calendar year; and

                           4. The amount actually distributed during such
                  calendar year from the Interest and Principal Accounts of such Series separately stated, expressed both as total dollar amounts and as dollar amounts per Unit of such Series outstanding on the Record Date for each such distribution.

         RIGHTS OF UNITHOLDERS. A Unitholder may at any time tender Units to the Trustee for redemption. No Unitholder of a Series shall have the right to control the operation and management of such Series or of the Trust in any manner, except to vote with respect to amendment of the Trust Agreements or termination of such Series of the Trust. The death or incapacity of any Unitholder will not operate to terminate the Series or the Trust nor entitle legal representatives or heirs to claim an accounting or to bring any action or proceeding in any court for partition or winding up of such Series or the Trust.

INVESTMENT SUPERVISION

         The Sponsor may not alter the portfolio of the Trust by the purchase, sale or substitution of Municipal Bonds, except in the special circumstances noted below. Thus, with the exception of the redemption or maturity of Municipal Bonds in accordance with their terms, and/or the sale of Municipal Bonds to meet redemption requests, the assets of the Trust will remain unchanged under normal circumstances.

         The Sponsor may direct the Trustee to dispose of Municipal Bonds the value of which has been affected by certain adverse events, including institution of certain legal proceedings, a decline in their price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsor the retention of such Municipal Bonds in a Series of the Trust would be detrimental to the interest of the Unitholders of such Series. The proceeds from any such sales, exclusive of any portion which represents accrued interest, will be credited to the Principal Account for distribution to the Unitholders.

         The portfolio insurance obtained by the Trust from AMBAC Assurance for Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust is applicable only while the

Municipal Bonds remain in the portfolio of a Series of the Trust. Consequently, the price received by such Series of the Trust upon the disposition of any such Municipal Bond will reflect a value placed upon it by the market as an uninsured obligation rather than a value resulting from the insurance. Due to this fact, the Sponsor will not direct the Trustee to dispose of Municipal Bonds in Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust which are in default or imminent danger of default but to retain such Municipal Bonds in the portfolio so that if a default in the payment of interest or principal occurs, the Trust may realize the benefits of the insurance.

         Pursuant to an irrevocable commitment of Financial Guaranty, the Trustee, at the time of the sale of a Municipal Bond covered under the Trust's insurance policy with respect to Series A-25 and subsequent Series of the Kemper Tax-Exempt Insured Income Trust, has the right to obtain permanent insurance with respect to such Municipal Bond (I.E., insurance to maturity of the Municipal Bond regardless of the identity of the holder thereof) (the "PERMANENT INSURANCE") upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Municipal Bond. Accordingly, every Municipal Bond in such Series of the Trust is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain Permanent Insurance for Municipal Bonds in Series A-25 and subsequent Series of the Kemper Tax-Exempt Insured Income Trust only if upon such exercise a Series of the Trust would receive net proceeds (I.E., the value of such Municipal Bond if sold as an insured bond less the insurance premium attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such Municipal Bond were sold on an uninsured basis. The insurance premium with respect to each Municipal Bond in such Series is determined based upon the insurability of each Municipal Bond as of the initial Date of Deposit and will not be increased or decreased for any change in the creditworthiness of such Municipal Bond's issuer.

         The Trustee is permitted to utilize the option to obtain Permanent Insurance available on Series A-25 and subsequent Series of the Kemper Tax-Exempt Insured Income Trust only in circumstances where the value added to the Municipal Bonds exceeds the costs of acquiring such Permanent Insurance. Unless such Permanent Insurance may be obtained at an acceptable price, the Sponsor will not direct the Trustee to dispose of Municipal Bonds which are in default or imminent danger of default but to retain such Municipal Bonds in the portfolio so that the Trust may realize the benefits of the insurance on the portfolio.

         The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of Municipal Bonds to issue new obligations in exchange or substitution for any of such Municipal Bonds pursuant to a refunding financing plan except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (1) the issuer is in default with respect to such Bonds or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such Bonds in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unitholder, identifying the Bonds eliminated and the Bonds substituted therefor.

         The Trustee may sell Municipal Bonds designated by the Sponsor from a Series of the Trust for the purpose of redeeming Units of such Series tendered for redemption and the payment of expenses. See "Redemption."

SPONSOR

         THE SPONSOR. Claymore Securities, Inc., the Sponsor, is an investment banking firm created in 1995 and is the successor sponsor to unit investment trusts formerly sponsored by EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc. Claymore Securities, Inc. is also the sponsor and successor sponsor of Series of Ranson Unit Investment Trusts and The Kansas Tax-Exempt Trust and Multi-State Series of The Ranson Municipal Trust. On October 29, 2001, Ranson & Associates, Inc. was acquired by Claymore Group LLC. The sale to Claymore Group LLC was financed by a loan from The Bank of New York, the Trustee. In November 2001, the Sponsor changed its name from Ranson & Associates, Inc. to Claymore Securities, Inc. Claymore Securities, Inc. has been active in public and corporate finance and has sold bonds and unit investment trusts and maintained secondary market activities relating thereto. At present, Claymore Securities, Inc., which is a member of the National Association of Securities Dealers, Inc., is the Sponsor to each of the above-named unit investment trusts and serves as the financial adviser and as an underwriter for Kansas municipalities. The Sponsor's offices are located at 250 North Rock Road, Suite 150, Wichita, Kansas 67206-2241 and at 210 North Hale Street, Wheaton, Illinois 60187.

         If at any time the Sponsor shall fail to perform any of its duties under the Trust Agreement or shall become incapable of acting or shall be adjudged a bankrupt or insolvent or shall have its affairs taken over by public authorities, then the Trustee may (a) appoint a successor sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the SEC, or (b) terminate the Trust Agreement and liquidate any trust as provided therein, or (c) continue to act as Trustee without terminating the Trust Agreement.

         The foregoing information with regard to the Sponsor relates to the Sponsor only and not to the Trust. Such information is included in this Prospectus only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations with respect to the Trust. More comprehensive financial information can be obtained upon request from the Sponsor.

         LIMITATIONS ON LIABILITY. The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreement, but will be under no liability to the Unitholders for taking any action or refraining from any action in good faith or for errors in judgment; nor will they be responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of their willful misconduct, bad faith, gross negligence or reckless disregard for their obligations and duties.

         RESPONSIBILITY. The Trustee shall sell, for the purpose of redeeming Units tendered by any Unitholder and for the payment of expenses for which funds are not available, such of the Bonds in a list furnished by the Sponsor as the Trustee in its sole discretion may deem necessary.

         It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an issuer of any of the Securities to issue new obligations in exchange and substitution for any Securities pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Securities or in the judgment of the Sponsor the issuer will probably default in respect to such Securities in the foreseeable future.

         Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Securities originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Securities, the Trustee is required to give notice thereof to each Unitholder, identifying the obligations eliminated and the Securities substituted therefor. Except as stated in the Trust Agreement or in this and the preceding paragraph, the acquisition by the Trust of any securities other than the Securities initially deposited is prohibited.

         The Sponsor may direct the Trustee to dispose of Bonds in certain limited circumstances, including upon default in the payment of principal or interest, institution of certain legal proceedings or the existence of certain other impediments to the payment of Bonds, default under other documents which may adversely affect debt service, default in the payment of principal or interest on other obligations of the same issuer, decline in projected income pledged for debt service on revenue Bonds, or decline in price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsor the retention of such Bonds in the Trust would be detrimental to the interest of the Unitholders. The proceeds from any such sales will be credited to the Principal Account for distribution to the Unitholders.

         RESIGNATION. If the Sponsor resigns or becomes unable to perform its duties under the Trust Agreement, and no express provision is made for action by the Trustee in such event, the Trustee may appoint a successor sponsor, terminate the Trust Agreement and liquidate the Trusts or continue to act as Trustee.

TRUSTEE

         THE TRUSTEE. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its Unit Investment Trust Division offices at 101 Barclay Street, 20th Fl., New York, New York 10286, telephone 1-800-701-8178. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

         The Trustee, whose duties are ministerial in nature, has not selected the portfolio of the Trust. However, the Bonds included in the portfolio on the Initial Date of Deposit may be purchased by the Sponsor from BNY Capital Markets, Inc. ("BNY"), which is a wholly-owned subsidiary of Bank of New York Company, Inc. ("BONY COMPANY"). The Trustee is also a wholly-owned subsidiary of BONY Company. Subsequent to the Initial Date of Deposit, the Trustee may purchase Bonds from BNY in order to create additional Units.

         In accordance with the Trust Agreement, the Trustee shall keep records of all transactions at its office. Such records shall include the name and address of, and the number of Units held by, every Unitholder of the Trust. Such books and records shall be open to inspection by any Unitholder at all reasonable times during usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation. The Trustee shall keep a certified copy or duplicate original of the Trust Agreement on file in its or available for inspection at all reasonable times during usual business hours by any Unitholder, together with a current list of the securities held in each Trust. Pursuant to the Trust Agreement, the Trustee may employ one or more agents for the purpose of custody and safeguarding of securities comprising the Trust.

         LIMITATIONS ON LIABILITY. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any monies, Securities or certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except, generally, in cases of its willful misconduct, lack of good faith or gross negligence. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Trust which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction.

         RESPONSIBILITY. For information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under "Rights of Unitholders," "Sponsor-Responsibility" and "Sponsor-Resignation."

         RESIGNATION. Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of a Trust created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor.

         The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than sixty days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may at any time remove the Trustee, with or without cause, and appoint a successor trustee as provided in the Trust Agreement. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The Trustee must be a corporation organized under the laws of the United States, or any state thereof, be authorized under such laws to exercise trust powers and have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

EVALUATOR

         THE EVALUATOR. Claymore Securities, Inc. will serve as the evaluator of the Bonds in the Trust (the "EVALUATOR"), and as such will appraise the Bonds or cause the Bonds to be appraised.

         LIMITATIONS ON LIABILITY. The Trustee and the Sponsor may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor or Unitholders for errors in judgment. However, this provision shall not protect the Evaluator in cases of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         RESPONSIBILITY. The Trust Agreement requires the Evaluator to evaluate the Securities on the basis of their bid prices on each business day after the initial offering period, when any Unit is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsor. For information relating to the responsibility of the Evaluator to evaluate the Securities on the basis of their offering prices, see "Public Offering of Units--Public Offering Price."

         RESIGNATION. The Evaluator may resign or may be removed by the Sponsor and the Trustee, and the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

AMENDMENT AND TERMINATION

          The Trust Agreements may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders: (1) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent; (2) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency; or (3) to make such provisions as shall not adversely affect the interests of the Unitholders. The Trust Agreements may also be amended in any respect by the Sponsor and the Trustee, or any of the provisions thereof may be waived, with the consent of the holders of Units representing 66-2/3% of the Units then outstanding, PROVIDED that no such amendment or waiver will reduce the interest in a Series of the Trust of any Unitholder without the consent of such Unitholder or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of all Unitholders. In no event shall the Trust Agreements be amended to increase the number of Units issuable thereunder or to permit, except in accordance with the provisions of the Trust Agreements, the acquisition of any Municipal Bonds in addition to or in substitution for those in the Trust. The Trustee shall promptly notify Unitholders of the substance of any such amendment.

         The Trust Agreements provide that a Series of the Trust shall terminate upon the maturity, redemption or other disposition, of the last of the Municipal Bonds held in such Series. If the value of a Series of the Trust shall be less than the applicable minimum Trust value stated under "Essential Information" in Part Two the Trustee may, in its discretion, and shall, when so directed by the Sponsor, terminate such Series of the Trust. A Series of the Trust may be terminated at any time by the holders of Units representing 66-2/3% of the Units of such Series then outstanding. In the event of termination, written notice thereof will be sent by the Trustee to all Unitholders of such Series. Within a reasonable period after termination, the Trustee will sell any Municipal Bonds remaining in such Series of the Trust and, after paying all expenses and charges incurred by such Series of the Trust, will distribute to Unitholders of such Series (upon surrender for cancellation of certificates for Units, if issued) their pro rata share of the balances remaining in the Interest and Principal Accounts of such Series.

         Notwithstanding the foregoing, in connection with final distributions to Unitholders, it should be noted that because the portfolio insurance obtained by Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust is applicable only while Bonds so insured are held by such Series of the Trust, the price to be received by such Series of the Trust upon the disposition of any such Bond which is in default by reason of nonpayment of principal or interest, will not reflect any value based on such insurance. Therefore, in connection with any liquidation of such Series it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any Bond or Bonds if retention of such Bond or Bonds, until due, shall be deemed to be in the best interest of Unitholders, including, but not limited to situations in which a Bond or Bonds so insured are in default and situations in which a Bond or Bonds so insured have a deteriorated market price resulting from a significant risk of default. All proceeds received, less applicable expenses, from insurance on defaulted Bonds not disposed of at the date of termination will ultimately be distributed to Unitholders of record as of such date of termination as soon as practicable after the date such defaulted Bond or Bonds become due and applicable insurance proceeds have been received by the Trustee.

EXPENSES OF THE TRUST

         The Sponsor will charge each Series a surveillance fee for services performed for such Series in an amount not to exceed that amount set forth in "Essential Information" in Part Two but in no event will such compensation, when combined with all compensation received from other unit investment trusts for which the Sponsor both acts as sponsor and provides portfolio surveillance, exceed the aggregate cost to the Sponsor for providing such services. Such fee shall be based on the total number of Units of each Series outstanding as of the January Record Date for any annual period.

         The Trustee receives for its services a fee calculated on the basis of the annual rate set forth under "Essential Information" in Part Two, based on the largest aggregate principal amount of Municipal Bonds in such Series at any time during the monthly, quarterly or semi-annual period, as appropriate. Funds that are available for future distributions, redemptions and payment of expenses are held in accounts which are non-interest bearing to Unitholders and are available for use by the Trustee pursuant to normal banking procedures; however, the Trustee is also authorized by the Trust Agreements to make from time to time certain non-interest bearing advances to the Trust Funds. The Trustee also receives indirect benefits to the extent that it holds funds on deposit in the various non-interest bearing accounts created pursuant to the Agreement; however, the Trustee is also authorized by the Agreement to make from time to time certain non-interest bearing advances to the Trust. See "Unitholders--Distributions to Unitholders."

         For evaluation of Municipal Bonds in a Series of the Trust, the Evaluator receives a fee, payable monthly, calculated on the basis of an annual rate as set forth under "Essential Information" in Part Two, based upon the largest aggregate principal amount of Municipal Bonds in such Series of the Trust at any time during such monthly period.

         The Trustee's and Evaluator's fees are payable monthly on or before each Distribution Date by deductions from the Interest Account of each Series to the extent funds are available and then from the Principal Account of such Series. Such fees may be increased without approval of Unitholders by amounts not exceeding a proportionate increase in the Consumer Price Index entitled "All Services Less Rent of Shelter," published by the United States Department of Labor, or any equivalent index substituted therefor.

         The following additional charges are or may be incurred by a Series of the Trust: (a) fees for the Trustee's extraordinary services; (b) expenses of the Trustee (including legal and auditing expenses and insurance costs, but not including any fees and expenses charged by any agent for custody and safeguarding of Municipal Bonds) and of bond counsel, if any; (c) various governmental charges; (d) expenses and costs of any action taken by the Trustee to protect the Trust or such Series, or the rights and interests of the Unitholders; (e) indemnification of the Trustee for any loss, liability or expense incurred by it in the administration of such Series of the Trust without gross negligence, bad faith or willful misconduct on its part; (f) indemnification of the Sponsor for any loss, liability or expense incurred in acting in that capacity without gross negligence, bad faith or willful misconduct; and (g) expenditures incurred in contacting Unitholders upon termination of the Series. To the extent lawful, the Trust shall bear the expenses associated with updating the Trust's registration statement and maintaining registration or qualification of the Units and/or a Trust under federal or state securities laws subsequent to initial registration. Such expenses shall include legal fees, accounting fees, typesetting fees, electronic filing expenses and regulatory filing fees. The expenses associated with updating registration statements have been historically paid by a unit investment trust's sponsor. The fees and expenses set forth herein are payable out of a Trust and, when owing to the Trustee, are secured by a lien on such Trust. In addition, the Trustee is empowered to sell securities in order to make funds available to pay all expenses. The fees and expenses set forth herein are payable out of such Series of the Trust and, when owed to the Trustee, are secured by a lien on the assets of the Series of the Trust. Fees or charges relating to the Trust shall be allocated to each Trust Fund in the same ratio as the principal amount of such Trust Fund bears to the total principal amount of all Trust Funds in the Trust. Fees or charges relating solely to a particular Trust Fund shall be charged only to such Trust Fund.

         Fees and expenses of a Series of the Trust shall be deducted from the Interest Account of such Series, or, to the extent funds are not available in such Account, from the Principal Account of such Series. The Trustee may withdraw from the Principal Account or the Interest Account of such Series such amounts, if any, as it deems necessary to establish a reserve for any taxes or other governmental charges or other extraordinary expenses payable out of that Series of the Trust. Amounts so withdrawn shall be credited to a separate account maintained for such Series known as the Reserve Account and shall not be considered a part of such Series when determining the value of the Units of such Series until such time as the Trustee shall return all or any part of such amounts to the appropriate account.

LEGAL OPINIONS

         The legality of the Units offered hereby and certain matters relating to Federal tax law were originally passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor.

INDEPENDENT AUDITORS

         The statement of net assets, including the schedule of investments, appearing in Part Two of this Prospectus and Registration Statement, with information pertaining to the specific Series of the Trust to which such statement relates, has been audited by Ernst & Young LLP, independent auditors, as set forth in their report appearing in Part Two and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

DESCRIPTION OF BOND RATINGS

         STANDARD & POOR'S RATING. A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings are based, in varying degrees, on the following considerations:

           * Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

           *    Nature of and provisions of the obligation;

           * Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA -- An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA -- An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A -- An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB -- An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         Plus (+) or minus (-) -- The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         r -- This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

         N.R. -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

         * MOODY'S INVESTORS SERVICE RATING. A summary of the meaning of the applicable rating symbols as published by Moody's follows:

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in

Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking ranks in the lower end of its generic rating category.

         **FITCH RATINGS. A brief description of the applicable Fitch Ratings' symbols and their meanings is as follows:

         AAA -- Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA -- Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A -- High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB -- Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category or to categories below `CCC'.

                      CLAYMORE SECURITIES DEFINED PORTFOLIOS

                     NATIONAL INSURED MUNICIPAL BOND PORTFOLIO

                                    SERIES 95


                                    PART TWO

                                OCTOBER 23, 2003


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NOTE: Part Two of this Prospectus May Not Be Distributed Unless Accompanied by Part One.

                     CLAYMORE SECURITIES DEFINED PORTFOLIOS
                    NATIONAL INSURED MUNICIPAL BOND PORTFOLIO
                                   SERIES 95
                               AS OF MAY 31, 2003
                SPONSOR AND EVALUATOR: CLAYMORE SECURITIES, INC.
                        TRUSTEE: THE BANK OF NEW YORK CO.

GENERAL INFORMATION

Principal Amount of Municipal Bonds                                                $      4,000,000
Number of Units                                                                               3,947
Fractional Undivided Interest in the Trust per Unit                                         1/3,947
Principal Amount of Municipal Bonds per Unit                                       $      1,013.428
Public Offering Price:
  Aggregate Bid Price of Municipal Bonds in the Portfolio                          $      4,157,637
  Aggregate Bid Price of Municipal Bonds per Unit                                  $      1,053.366
  Cash per Unit (1)                                                                $        (13.874)
  Sales Charge of 5.820% (5.50% of Public Offering Price)                          $         60.498
  Public Offering Price per Unit (exclusive of accrued interest) (2)               $      1,099.990
Redemption Price per Unit (exclusive of accrued interest)                          $      1,039.492
Excess of Public Offering Price per Unit Over Redemption Price per Unit            $         60.498
Minimum Value of the Trust under which Trust Agreement may be terminated           $        378,644

Date of Trust                                                                          June 4, 2002
Mandatory Termination Date                                                             July 1, 2041

Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of business of the Sponsor next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York Co. of Units tendered for redemption.

(1). This amount, if any, represents principal cash or overdraft which is an asset or liability of the Trust and is included in the Public Offering Price.

(2). Units are offered at the Public Offering Price plus accrued interest to the date of settlement (three business days after purchase). On May 31, 2003, there was added to the Public Offering Price of $1,099.99, accrued interest to the settlement date of June 4, 2003 of $.4 and $20.51 for a total price of $1,100.40 and $1,120.50 for the monthly and semiannual distribution options, respectively.

SPECIAL INFORMATION BASED ON VARIOUS DISTRIBUTION OPTIONS

                                                                           MONTHLY        SEMIANNUAL
                                                                    --------------    --------------
Calculation of Estimated Net Annual Interest Income per Unit:
  Estimated Annual Interest Income                                  $    50.266025    $    50.266025
  Less:  Estimated Annual Expense                                         1.716785          1.412757
                                                                    --------------    --------------
  Estimated Net Annual Interest Income                              $    48.549240    $    48.853268
                                                                    ==============    ==============
Calculation of Interest Distribution per Unit:
  Estimated Net Annual Interest Income                              $    48.549240    $    48.853268
  Divided by 12, and 2, respectively                                $     4.045770    $    24.426634
Estimated Daily Rate of Net Interest Accrual per Unit               $      .134859    $      .135704
Estimated Current Return Based on Public Offering Price (3)                   4.41%             4.44%
Estimated Long-Term Return (3)                                                3.70%             3.72%

Trustee's Annual Fees per $1,000 Principal Amount                   $     1.050000    $      .750000
Evaluation Fees per $1,000 Principal Amount                         $      .200000    $      .200000
Trustee's Miscellaneous Expenses per Unit                           $      .255370    $      .255370
Surveillance Fees per Unit                                          $      .200000    $      .200000

Record and Computation Dates: First day of the month, as follows: monthly - each month and semiannual- January and July.

Distribution Dates: Fifteenth day of the month, as follows: monthly - each month and semiannual - January and July

(3). The Estimated Long-Term Return and Estimated Current Return will vary. For detailed explanation, see Part One of this prospectus.

                         REPORT OF INDEPENDENT AUDITORS

Unitholders
Claymore Securities Defined Portfolios
National Insured Municipal Bond Portfolio
Series 95

We have audited the accompanying statement of assets and liabilities of Claymore Securities Defined Portfolios National Insured Municipal Bond Portfolio
Series 95, including the schedule of investments, as of May 31, 2003, and the related statements of operations and changes in net assets from the period
June 4, 2002 (Date of Deposit) to May 31, 2003. These financial statements are the responsibility of the Trust's sponsor. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 2003, by correspondence with the custodial bank. An audit also includes assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Claymore Securities Defined Portfolios National Insured Municipal Bond Portfolio Series 95 at May 31, 2003, and the results of its operations and changes in its net assets for the periods indicated above in conformity with accounting principles generally accepted in the United States.

                                                       Grant Thornton LLP


Chicago, Illinois
October 23, 2003

                     CLAYMORE SECURITIES DEFINED PORTFOLIOS

                    NATIONAL INSURED MUNICIPAL BOND PORTFOLIO

                                    SERIES 95

                       STATEMENT OF ASSETS AND LIABILITIES

                                  MAY 31, 2003

ASSETS
Municipal Bonds, at value (cost $3,829,713)                                       $     4,157,637
Interest receivable                                                                        65,492
                                                                                  ---------------
Total assets                                                                            4,223,129

LIABILITIES AND NET ASSETS
Cash overdraft                                                                             94,058
Accrued liabilities                                                                            22
                                                                                  ---------------
                                                                                           94,080
Net assets, applicable to 3,947 Units outstanding:
  Cost of Trust assets, exclusive of interest                  $     3,829,713
  Unrealized appreciation                                              327,924
  Distributable funds                                                  (28,588)
                                                                                  ---------------
Net assets                                                                        $     4,129,049
                                                                                  ===============

See accompanying notes to financial statements.

                             STATEMENT OF OPERATIONS

                                                                      PERIOD FROM
                                                                     JUNE 4, 2002
                                                             (DATE OF DEPOSIT) TO
                                                                          MAY 31,
                                                                             2003
                                                                    -------------
Investment income - interest                                        $     189,294
Expenses:
  Trustee's fees and related expenses                                       3,898
  Evaluator's and portfolio surveillance fees                               1,425
                                                                    -------------
Total expenses                                                              5,323
                                                                    -------------
Net investment income                                                     183,971

Realized and unrealized gain (loss) on investments:
Realized gain (loss) on investments                                             -
  Unrealized appreciation on investments during the period                327,924
                                                                    -------------
Net gain on investments                                                   327,924
                                                                    -------------
Net increase in net assets resulting from opreations                $     511,895
                                                                    =============

See accompanying notes to financial statements.

                     CLAYMORE SECURITIES DEFINED PORTFOLIOS

                    NATIONAL INSURED MUNICIPAL BOND PORTFOLIO

                                   SERIES 95

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                  PERIOD FROM
                                                                                 JUNE 4, 2002
                                                                         (DATE OF DEPOSIT) TO
                                                                                      MAY 31,
                                                                                         2003
                                                                               --------------
Operations:
  Net investment income                                                        $      183,971
  Realized gain (loss) on investments                                                       -
  Unrealized appreciation on investments during the period                            327,924
                                                                               --------------
Net increase in net assets resulting from operations                                  511,895

Distributions to Unitholders:
  Net investment income                                                              (155,161)

Capital transactions:
  Issuance of 3,000 Units                                                           2,880,465
  Redemption of 53 Units                                                              (54,760)
                                                                               --------------
Total increase in net assets                                                        3,182,439

Net assets:
  At the beginning of the period                                                      946,610
                                                                               --------------
  At the end of the period (including distributable funds applicable
   to Trusts Units of $(28,588) at May 31, 2003                                $    4,129,049
                                                                               ==============
Trust Units outstanding at the end of the period                                        3,947
                                                                               ==============
Net asset value per Unit at the end of the period:
                                                                               $     1,046.12
                                                                               ==============


See accompanying notes to financial statements.

                       CLAYMORE SECURITIES DEFINED PORTFOLIOS

                     NATIONAL INSURED MUNICIPAL BOND PORTFOLIO

                                    SERIES 95

                             SCHEDULE OF INVESTMENTS

                                  MAY 31, 2003

                                                                               COUPON    MATURITY  REDEMPTION
NAME OF ISSUER AND TITLE OF BOND (4)                                           RATE          DATE  PROVISIONS(2)    RATING(1)
-----------------------------------------------------------------------------  ------  ----------  ---------------  ---------
Anaheim, California, Public Financing Authority Lease Revenue Bonds, Series     0.000%  9/01/2035                   AAA
C. Insured by FSA. (5)

Atlanta, Georgia, Water & Waste Water Revenue Bonds. Series A. Insured by       5.000  11/01/2039  2034 @ 100 S.F.  AAA
MBIA.                                                                                              2012 @ 100

Central Puget Sound, Washington, Regional Transportation Authority, Sales       4.750   2/01/2028  2022 @ 100 S.F.  AAA
Tax & Motor Revenue Bonds. Insured by FGIC                                                         2009 @ 101

Chicago, Illinois, Neighborhoods Alive 21 Program, Series A. Insured by         5.000   1/01/2041  2037 @ 100 S.F.  AAA
FGIC                                                                                               2011 @ 100

Illinois Educational Facilities Authority, Revenue Bonds. University of         5.250   7/01/2041  2011 @ 101       AAA
Chicago, Series A. Insured by MBIA

Indiana Health Facility Financing Authority, Hospital Revenue Bonds. Capital    5.250   7/01/2027  2024 @ 100 S.F.  AAA
Improvement, Series A. Insured by AMBAC                                                            2012 @ 100

Indianapolis, Indiana, Local Public Improvement Bonds, Waterworks               5.250   7/01/2033  2029 @ 100 S.F.  AAA
Project, Series A. Insured by MBIA                                                                 2012 @ 100

Jefferson County, Alabama, Sewer Revenue Bonds, Capital Improvement,            5.375   2/01/2036  2034 @ 100 S.F.  AAA
Series A. Insured by FGIC                                                                          2009 @ 101

Massachusetts State Tunpike Authority, Metropolitan Highway System Revenue      4.750   1/01/2034  2030 @ 100 S.F.  AAA
Bonds, Series A. Insured by AMBAC                                                                  2009 @ 101

Memphis, Shelby County, Tennessee, Sports Authority Income Revenue Bonds,       5.350  11/01/2029  2024 @ 100 S.F.  AAA
Memphis Arena Project, Series B. Insured by AMBAC                                                  2012 @ 100

                                                                                  PRINCIPAL
NAME OF ISSUER AND TITLE OF BOND (4)                                                 AMOUNT      VALUE(3)
-----------------------------------------------------------------------------  ------------  ------------
Anaheim, California, Public Financing Authority Lease Revenue Bonds, Series         100,000        20,411
C. Insured by FSA. (5)

Atlanta, Georgia, Water & Waste Water Revenue Bonds. Series A. Insured by           400,000       417,316
MBIA.

Central Puget Sound, Washington, Regional Transportation Authority, Sales           400,000       407,976
Tax & Motor Revenue Bonds. Insured by FGIC

Chicago, Illinois, Neighborhoods Alive 21 Program, Series A. Insured by             500,000       517,530
FGIC

Illinois Educational Facilities Authority, Revenue Bonds. University of             400,000       425,008
Chicago, Series A. Insured by MBIA

Indiana Health Facility Financing Authority, Hospital Revenue Bonds. Capital        400,000       424,392
Improvement, Series A. Insured by AMBAC

Indianapolis, Indiana, Local Public Improvement Bonds, Waterworks                   400,000       428,100
Project, Series A. Insured by MBIA

Jefferson County, Alabama, Sewer Revenue Bonds, Capital Improvement,                400,000       468,876
Series A. Insured by FGIC

Massachusetts State Tunpike Authority, Metropolitan Highway System Revenue          600,000       611,796
Bonds, Series A. Insured by AMBAC

Memphis, Shelby County, Tennessee, Sports Authority Income Revenue Bonds,           400,000       436,232
Memphis Arena Project, Series B. Insured by AMBAC
                                                                               ------------  ------------
                                                                               $  4,000,000  $  4,157,637
                                                                               ============  ============


See accompanying notes to Schedule of Investments.

                       CLAYMORE SECURITIES DEFINED PORTFOLIOS

                     NATIONAL INSURED MUNICIPAL BOND PORTFOLIO

                                   SERIES 95

                        NOTES TO SCHEDULE OF INVESTMENTS

1. All ratings are by Standard & Poor's Corporation, unless marked with the symbol "*", in which case the rating is by Moody's Investors Service, Inc. The symbol "NR" indicates Bonds for which no rating is available.

2. There is shown under this heading the year in which each issue of Bonds is initially redeemable and the redemption price for that year or, if currently redeemable, the redemption price currently in effect; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par value. In addition, certain Bonds in the Portfolio may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Bonds. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have a valuation which represents a premium over the call price or par.

   To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. To the extent that the Bonds were acquired at a price lower than the redemption price, this may represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions of net income will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and, unless utilized to pay for Units tendered for redemption, there will be distributed to Unitholders the principal amount and any premium received on such redemption. In this event the estimated current return and estimated long-term return may be affected by such redemptions.

3. See Note 1 to the accompanying financial statements for a description of the method of determining cost and value.

4. Insurance on the Bonds in the Trust was obtained by the issuers of such Bonds.

5. This Bond has been purchased at a discount from the par value because there is no stated interest income thereon. Such Bond is normally described as a "zero coupon" Bond. Over the life of the Bond the value increases, so that upon maturity, the holders of the Bond will receive 100% of the principal amount thereof.

6. The securities preceded by (+) are secured by, and payable from, escrowed U.S. Government securities.

See accompanying notes to financial statements.

                      CLAYMORE SECURITIES DEFINED PORTFOLIOS

                     NATIONAL INSURED MUNICIPAL BOND PORTFOLIO

                                   SERIES 95

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

TRUST SPONSOR AND EVALUATOR

On October 29, 2001, Ranson & Associates, Inc., the Trust's sponsor and evaluator, was acquired by Claymore Group LLC, and has changed its name to Claymore Securities, Inc.

VALUATION OF MUNICIPAL BONDS

Municipal Bonds (Bonds) are stated at bid prices as determined by Claymore Securities, Inc., the "Evaluator" of the Trust. The aggregate bid prices of the Bonds are determined by the Evaluator based on (a) current bid prices of the Bonds, (b) current bid prices for comparable bonds, (c) appraisal, (d) insurance, or (e) any combination of the above (See Note 4 - Insurance).

COST OF MUNICIPAL BONDS

Cost of the Trust's Bonds was based on the offering prices of the Bonds on June 4, 2002 (Date of Deposit). Realized gain (loss) from Bond transactions is reported on an identified cost basis.

INVESTMENT INCOME

Interest income consists of amortization of premiums, accretion of discounts and interest accrued as earned on the fixed rate obligations.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Trust's sponsor to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

2.  UNREALIZED APPRECIATION AND DEPRECIATION

Following is an analysis of net unrealized appreciation at May 31, 2003:

  Gross unrealized appreciation        $   327,924
  Gross unrealized depreciation                  -

  Net unrealized appreciation          $   327,924
                                       ===========

3.  FEDERAL INCOME TAXES

The Trust is not an association taxable as a corporation for federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of the Trust under Subpart E, Subchapter J of Chapter 1 of the Internal Revenue Code of 1986, as amended. Accordingly, no provision has been made for federal income taxes.

4.  OTHER INFORMATION

COST TO INVESTORS

The cost to original investors of Units of the Trust was based on the aggregate offering price of the Bonds on the date of an investor's purchase, plus a sales charge of 4.90% of the Public Offering Price (equivalent to 5.152% of the net amount invested). The Public Offering Price for secondary market transactions is based on the aggregate bid price of the Bonds plus or minus a pro rata share of cash or overdraft in the Principal Account, if any, and daily accrued interest on the date of an investor's purchase, plus a sales charge of 5.50% of the Public Offering Price (equivalent to 5.820% of the net amount invested).

INSURANCE

Insurance guaranteeing the payment of all principal and interest on the Bonds in the portfolio has been obtained from independent companies by the respective issuers of such Bonds. Insurance obtained by a Bond issuer is effective as long as such Bonds are outstanding. As a result of such insurance, the Units of the Trust have received a rating of "AAA" by Standard & Poor's Corporation. No representation is made as to any insurer's ability to meet its commitments.

DISTRIBUTIONS

Distributions of net investment income to Unitholders are declared and paid monthly and semiannual. Income distributions, on a record date basis, are as follows:

                            PERIOD ENDED
DISTRIBUTION                MAY 31, 2003
   PLAN                PER UNIT           TOTAL
---------------    ------------    ------------
Monthly            $      43.10    $    136,662

Semiannual                27.31          17,569

In addition, the Trust redeemed Units with proceeds from the sale of Bonds as follows:

                                PERIOD ENDED
                                  MAY 31, 2003
                                  ------------
Principal portion                 $     54,760
Net interest accrued                       930
                                  ------------
                                  $     55,690
                                  ============
Units                                       53
                                  ============

5. FINANCIAL HIGHLIGHTS

                                                              PERIOD ENDED MAY 31, 2003

                                                           --------------    --------------
PER UNIT OPERATING PERFORMANCE:
  Net asset value, beginning of period                     $       946.61

  Income from investment operations:
  Net investment income                                             46.55
  Net realized and unrealized gain (loss)
   on investment transactions                                       94.49
                                                           --------------    --------------

  Total from investment operations                                 141.04

  Distributions to Unitholders:
  Net investment income                                            (41.53)
                                                           --------------    --------------

  Total distributions                                              (41.53)
                                                           --------------    --------------

  Net asset value, end of period                           $     1,046.12
                                                           ==============    ==============

TOTAL RETURN (a) (c)                                                12.50%

RATIO OF ITEMS BELOW TO AVERAGE NET ASSETS (b):
  Expenses                                                           0.14%
  Net investment income                                              5.61%


(a) Not annualizd for periods less than one full year.

(b) Annualized for periods less than one full year.

(c) Total return is based on average redemption prices per unit.

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated October 23, 2003, in this Post-Effective Amendment to the Registration Statement (Form S-6) and related Prospectus of Claymore Securities Defined Portfolios National Insured Municipal Bond Portfolio Series 95 dated October 23, 2003.

                                                       Grant Thornton LLP


Chicago, Illinois
October 23, 2003

                      Contents of Post-Effective Amendment
                            To Registration Statement


     This Post-Effective amendment to the Registration Statement comprises the following papers and documents:

                                The facing sheet

                                 The prospectus

                                 The signatures

                       The Consent of Independent Auditors

                                   Signatures

     Pursuant to the requirements of the Securities Act of 1933, The Registrant, Claymore Securities Defined Portfolios, Series 125, certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wheaton, and State of Illinois, on the 23rd day of December, 2003.

                                        Claymore Securities Defined
                                            Portfolios, Series 126
                                            Registrant

                                        By: Claymore Securities, Inc.
                                            Depositor

                                        By: /s/ Nicholas Dalmaso
                                            Senior Managing Director and
                                            General Counsel

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on December 23, 2003 by the following persons, who constitute a majority of the Board of Directors of Claymore Securities, Inc.

SIGNATURE                       TITLE**                     DATE
David Hooten*                   Chief Executive       )     /s/ Nicholas Dalmaso
                                Officer and           )     --------------------
                                Chairman of the       )         Nicholas Dalmaso
                                Board of Directors    )        Attorney-in-Fact*
                                                             December 23, 2003

/s/ Nicholas Dalmaso            Senior Managing
--------------------            Director and                 December 23, 2003
    Nicholas Dalmaso            General Counsel

/s/ Charles G. Millington
-------------------------       Chief Financial              December 23, 2003
Charles G. Millington           Officer

----------
* An executed copy of the related power of attorney was filed as Exhibit 6.0 to Registration Statement No. 333-98345 on August 22, 2002.

** The titles of the persons named herein represent their capacity in and relationship to Claymore Securities, Inc., the Depositor.